UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.15

SEMI-ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

July 15, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Global Risk Allocation Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2015. Effective January 20, 2015, the Fund’s name was changed from AllianceBernstein Global Risk Allocation Fund to AB Global Risk Allocation Fund.

Investment Objectives and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-linked instruments. In making decisions on the allocation of assets among asset classes, AllianceBernstein L.P. (the “Adviser”) will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

•	equity/credit—equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below);

•	fixed-income—fixed-income securities of the U.S. and foreign governments and their agencies and instrumentalities; and

•	inflation-linked—global inflation-linked securities (including Treasury Inflation Protected Securities).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. With respect to the inflation-indexed asset class, the Fund may also seek exposure, at times significantly, to commodities and commodities-related instruments and derivatives since these instruments are typically affected directly or indirectly by the level and change in inflation. Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”), which are commonly known as “junk bonds”). As

AB GLOBAL RISK ALLOCATION FUND •	1

an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-U.S. companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivative transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocations to equity/credit and inflation-linked securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the

2	• AB GLOBAL RISK ALLOCATION FUND

Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

Investment Results

The table on page 8 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60%/40% blend of MSCI World Index/Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended May 31, 2015. Also included in the table are the individual performance of the Barclays Global Aggregate Bond Index, and returns for the Fund’s peer group, as represented by the Lipper Flexible Portfolio Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some of the Funds may have different investment policies and sales and management fees and fund expenses.

The Fund’s Advisor Class, Class K and Class I shares outperformed the primary benchmark for the six-month period, while all other share classes underperformed; all share classes underperformed for the 12-month period. All share classes of the Fund outperformed the blended benchmark and Lipper Average during both periods. The Fund uses a dynamic risk-balanced approach that invests in multiple asset classes and will typically have less equity exposure than either the primary or blended benchmarks. As a result, the Fund will tend to lag these benchmarks in years with robust equity returns, aiming instead to provide more stable and consistent returns over time.

Stocks posted strong but mixed returns during both periods, with Europe and Japan outpacing U.S. equities by a wide margin. European equities were bolstered by the introduction of stimulus measures by the European Central Bank to boost economic growth and fight deflation. Japanese equities were supported by a weaker yen, which propelled the earnings power of exporters, while U.S. equities lagged on concerns over the impact of a strong dollar on future earnings and the prospect of higher interest rates. Stocks were the largest contributor to returns during both periods, relative to the benchmark. In particular, the Fund benefited from an overweight to European equities; another contributor to equity performance was an allocation to Chinese stocks. While exposure was very small, Chinese equities have more than doubled over the past 12 months, contributing to performance.

The Fund’s global sovereign bond allocation also contributed to performance

AB GLOBAL RISK ALLOCATION FUND •	3

during both periods. Over the 12-month period, the 10-year U.S. Treasury yield fell from 2.5% to 2.1%. Indeed, with little exception, most global interest rates were lower over both periods, allowing the Fund to profit from its allocation to sovereign bond duration. The Fund did not just benefit from lower interest rates; the yield curve also flattened significantly during both periods across major interest rate markets. The Fund was positioned to hold longer-maturity debt, where yields fell considerably more than at shorter maturities.

The Fund’s inflation-linked bond allocation detracted from performance for both periods. Inflation expectations remain well-anchored and have even declined of late. The Fund continues to have an average allocation of 80% break-even exposure and 20% commodities exposure. The Fund’s commodity allocation detracted in absolute terms for both periods. Despite an underweight in energy, the entire commodities complex was negatively impacted by a weakening global growth outlook and the strong dollar, which weighs on commodities prices as all commodities are priced in U.S. dollars.

Derivative usage included credit default swaps, total return swaps and purchased options for hedging and investment purposes; and written options and written swaptions for hedging purposes, which had an immaterial impact on performance during both periods, in absolute terms. Futures for hedging and investment purposes had an immaterial impact during the six-month period and detracted during the 12-month period;

forwards for hedging and investment purposes added to returns during both periods; and interest rate swaps for hedging and investment purposes had an immaterial impact during the six-month period and added to returns for the 12-month period.

Market Review and Investment Strategy

Global equity markets rose in the six-month period, though Greek exit concerns and worries over market liquidity in China negatively weighed on investor sentiment. Investors were also nervous about the timing of a rate hike in the U.S., as a resilient economic recovery fueled speculation that the U.S. Federal Reserve would increase interest rates earlier than expected. Meanwhile, European equities surged, driven by monetary stimulus and a weakening euro. Japanese stocks gained momentum as well, fueled by encouraging corporate earnings potential and expectations of further easing from the Bank of Japan.

From a macro viewpoint, the Fund’s Investment Management Team (the “Team”) expects global gross domestic product will grow by 2.8% in 2015, driven by a recovery in the energy markets. The U.S. economy was held back by weather and a ports strike in the first quarter of 2015; however, the Team anticipates a solid bounce back mid-year. In Europe, the recovery has gathered pace, and inflation should soon move back above zero. Wage-bargaining outcomes in Japan give the central bank breathing room there, while in China the central bank is unlikely to embrace quantitative easing.

4	• AB GLOBAL RISK ALLOCATION FUND

Overall, the Team’s forecast for 2016 calls for a strong rebound based on a more optimistic view on emerging-market economies.

In bond markets, trading grew somewhat choppy in late 2014, as an eventual increase in U.S. official rates preoccupied investors in the third quarter. Weaker growth elsewhere also weighed on sentiment. Central banks from Europe to China embraced stimulus measures, casting regional divergence in economic and policy patterns in stark relief. As year-end approached, concerns over global growth and a drop in energy prices sparked a hasty retreat from high-yield bond funds. In Europe, corporate bond spreads narrowed slightly while in the U.S. they widened. 2015 began with spreads widening in general, with most sectors trailing behind their duration-matched treasuries. By spring, fixed-income markets generally hovered in negative territory, as most yields in the developed space were higher—led by the U.S., Germany and Australia. Spreads were slightly tighter for high-yield and emerging markets, and modestly wider for investment-grade corporates on the back of substantial new issuance. The bond market continued to focus on oil prices, which seemed to stabilize somewhat, and investors also monitored the bailout saga in Greece.

AB GLOBAL RISK ALLOCATION FUND •	5

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index and the Barclays Global Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays Global Aggregate Index represents the performance of the global investment-grade developed fixed-income markets. The blended performance consists of a 60%/40% blend of the MSCI World Index and the Barclays Global Aggregate Bond Index, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB GLOBAL RISK ALLOCATION FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GLOBAL RISK ALLOCATION FUND •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Risk Allocation Fund*
Class A	3.37%	4.50%

Class B†	3.00%	3.77%

Class C	3.01%	3.78%

Advisor Class‡	3.57%	4.87%

Class R‡	3.25%	4.15%

Class K‡	3.39%	4.52%

Class I‡	3.67%	4.98%

Primary Benchmark: MSCI World Index	3.38%	5.70%

Blended Benchmark: 60% MSCI World Index/ 40% Barclays Global Aggregate Bond Index	0.71%	0.93%

Barclays Global Aggregate Bond Index	-3.32%	-6.00%

Lipper Flexible Portfolio Funds Average	1.23%	1.81%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2015 by 0.08% and 0.12%, respectively.

†    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 6-7.

(Historical Performance continued on next page)

8	• AB GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.50%	0.06%
5 Years	9.23%	8.29%
10 Years	4.65%	4.20%

Class B Shares
1 Year	3.77%	0.06%
5 Years	8.42%	8.42%
10 Years(a)	4.02%	4.02%

Class C Shares
1 Year	3.78%	2.85%
5 Years	8.44%	8.44%
10 Years	3.90%	3.90%

Advisor Class Shares*
1 Year	4.87%	4.87%
5 Years	9.55%	9.55%
10 Years	4.96%	4.96%

Class R Shares*
1 Year	4.15%	4.15%
5 Years	8.90%	8.90%
10 Years	4.35%	4.35%

Class K Shares*
1 Year	4.52%	4.52%
5 Years	9.24%	9.24%
10 Years	4.66%	4.66%

Class I Shares*
1 Year	4.98%	4.98%
5 Years	9.72%	9.72%
10 Years	5.08%	5.08%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.23%, 2.01%, 2.00%, 1.00%, 1.59%, 1.27% and 0.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 6-7.

(Historical Performance continued on next page)

AB GLOBAL RISK ALLOCATION FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.46%
5 Years	7.99%
10 Years	3.76%

Class B Shares
1 Year	-5.51%
5 Years	8.12%
10 Years(a)	3.59%

Class C Shares
1 Year	-2.86%
5 Years	8.14%
10 Years	3.46%

Advisor Class Shares†
1 Year	-0.95%
5 Years	9.24%
10 Years	4.52%

Class R Shares†
1 Year	-1.60%
5 Years	8.60%
10 Years	3.91%

Class K Shares†
1 Year	-1.33%
5 Years	8.92%
10 Years	4.22%

Class I Shares†
1 Year	-0.86%
5 Years	9.41%
10 Years	4.64%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 6-7.

10	• AB GLOBAL RISK ALLOCATION FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,033.70	$6.44	1.27%
Hypothetical**	$1,000	$1,018.60	$6.39	1.27%
Class B
Actual	$1,000	$1,030.00	$10.27	2.03%
Hypothetical**	$1,000	$1,014.81	$10.20	2.03%
Class C
Actual	$1,000	$1,030.10	$10.17	2.01%
Hypothetical**	$1,000	$1,014.91	$10.10	2.01%
Advisor Class
Actual	$1,000	$1,035.70	$5.08	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%
Class R
Actual	$1,000	$1,032.50	$8.01	1.58%
Hypothetical**	$1,000	$1,017.05	$7.95	1.58%
Class K
Actual	$1,000	$1,033.90	$6.44	1.27%
Hypothetical**	$1,000	$1,018.60	$6.39	1.27%
Class I
Actual	$1,000	$1,036.70	$4.27	0.84%
Hypothetical**	$1,000	$1,020.74	$4.23	0.84%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB GLOBAL RISK ALLOCATION FUND •	11

Expense Example

PORTFOLIO SUMMARY

May 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $396.3

*	All data are as of May 31, 2015. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries: Austria, Belgium, Colombia, Denmark, Finland, Hong Kong, Ireland, Jersey (Channel Islands), Luxembourg, Macau, Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain and United Arab Emirates.

12	• AB GLOBAL RISK ALLOCATION FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Canadian Government Bond	$28,975,768	7.3%
Turkey Government Bond	18,671,566	4.7
Brazil Letras do Tesouro Nacional	18,158,228	4.6
Brazil Notas do Tesouro Nacional	13,506,710	3.4
Deutsche Bundesrepublik Inflation Linked Bond	12,242,208	3.1
Japanese Government CPI Linked Bond	10,175,751	2.6
iShares Core MSCI Emerging Markets ETF	9,909,531	2.5
Sweden Inflation Linked Bond	6,289,804	1.6
U.S. Treasury Inflation Index	6,238,299	1.6
Italy Buoni Poliennali Del Tesoro	4,451,531	1.1
	$128,619,396	32.5%

*	Long-term investments.

AB GLOBAL RISK ALLOCATION FUND •	13

Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 29.7%
Financials – 6.5%
Banks – 3.0%
Agricultural Bank of China Ltd. – Class H	1,896,000	$1,026,699
Aozora Bank Ltd.	7,000	26,918
Australia & New Zealand Banking Group Ltd.	1,372	34,678
Banca Monte dei Paschi di Siena SpA(a)	624	1,271
Banco Bilbao Vizcaya Argentaria SA	2,411	23,862
Banco Comercial Portugues SA(a)	256,855	23,971
Banco de Sabadell SA(a)	9,784	24,760
Banco Espirito Santo SA(a)(b)(c)	17,161	– 0	–*
Banco Popolare SC(a)	1,247	21,086
Banco Popular Espanol SA	3,627	17,874
Banco Santander SA	3,284	23,413
Bank of America Corp.	2,946	48,609
Bank of China Ltd. – Class H	2,527,000	1,670,773
Bank of Communications Co., Ltd. – Class H	859,000	815,412
Bank of East Asia Ltd. (The)	6,400	28,758
Bank of Ireland(a)	34,846	13,343
Bank of Kyoto Ltd. (The)	2,000	22,783
Bank of Montreal	783	47,795
Bank of Nova Scotia (The)	868	45,647
Bank of Queensland Ltd.	3,132	31,627
Bank of Yokohama Ltd. (The)	4,000	24,773
Bankia SA(a)	14,322	18,500
Bankinter SA	2,494	18,350
Barclays PLC	6,123	25,355
BB&T Corp.	1,354	53,442
Bendigo & Adelaide Bank Ltd.	3,484	32,632
BNP Paribas SA	377	22,708
BOC Hong Kong Holdings Ltd.	7,000	28,777
CaixaBank SA	4,194	20,088
Canadian Imperial Bank of Commerce/Canada	607	46,321
Chiba Bank Ltd. (The)	3,000	23,564
China CITIC Bank Corp. Ltd. – Class H(a)	926,000	780,660
China Construction Bank Corp. – Class H	1,988,000	1,979,721
China Everbright Bank Co., Ltd. – Class H	1,527,000	960,469
China Minsheng Banking Corp. Ltd. – Class H	1,193,000	1,637,294
Chugoku Bank Ltd. (The)	1,600	24,550
CIT Group, Inc.	1,000	46,260
Citigroup, Inc.	851	46,022
Comerica, Inc.	884	43,272
Commerzbank AG(a)	1,586	21,160
Commonwealth Bank of Australia	561	36,352
Credit Agricole SA	1,377	20,528
Danske Bank A/S	1,113	32,626
DBS Group Holdings Ltd.	1,600	24,055
DNB ASA	1,603	28,094
Erste Group Bank AG(a)	713	20,687
Fifth Third Bancorp	2,395	48,475
First Republic Bank/CA	572	34,635

14	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Fukuoka Financial Group, Inc.	4,000	$21,425
Gunma Bank Ltd. (The)	4,000	27,946
Hachijuni Bank Ltd. (The)	3,000	22,679
Hang Seng Bank Ltd.	1,800	36,035
Hiroshima Bank Ltd. (The)	4,000	23,453
Hokuhoku Financial Group, Inc.	10,000	23,576
HSBC Holdings PLC	3,147	29,899
Huntington Bancshares, Inc./OH	4,085	45,466
ING Groep NV	1,382	22,819
Intesa Sanpaolo SpA	5,709	20,682
Intesa Sanpaolo SpA – RSP	7,117	22,717
Iyo Bank Ltd. (The)	2,000	24,373
Joyo Bank Ltd. (The)	5,000	26,974
JPMorgan Chase & Co.	738	48,546
KBC Groep NV	394	26,407
KeyCorp	3,097	45,154
Lloyds Banking Group PLC	21,397	28,770
M&T Bank Corp.	421	50,890
Mitsubishi UFJ Financial Group, Inc.	2,600	19,172
Mizuho Financial Group, Inc.	14,200	31,262
National Australia Bank Ltd.	1,266	33,103
National Bank of Canada	1,141	44,508
Natixis SA	2,918	21,861
Nordea Bank AB	2,390	31,124
Oversea-Chinese Banking Corp., Ltd.	3,119	23,570
People’s United Financial, Inc.	3,744	58,257
PNC Financial Services Group, Inc. (The)	580	55,500
Raiffeisen Bank International AG	856	13,158
Regions Financial Corp.	3,931	39,664
Resona Holdings, Inc.	4,600	26,231
Royal Bank of Canada	718	45,652
Royal Bank of Scotland Group PLC(a)	4,104	21,733
Seven Bank Ltd.	4,800	22,634
Shinsei Bank Ltd.	12,000	24,218
Shizuoka Bank Ltd. (The)	2,000	21,805
Skandinaviska Enskilda Banken AB – Class A	2,703	33,433
Societe Generale SA	457	21,294
Standard Chartered PLC	1,381	22,095
Sumitomo Mitsui Financial Group, Inc.	500	22,690
Sumitomo Mitsui Trust Holdings, Inc.	5,000	22,752
SunTrust Banks, Inc.	1,161	49,551
Suruga Bank Ltd.	1,100	23,287
Svenska Handelsbanken AB – Class A	2,268	34,199
Swedbank AB – Class A	1,328	31,168
Toronto-Dominion Bank (The)	1,130	49,203
UniCredit SpA	2,666	18,705
Unione di Banche Italiane SCpA	2,425	19,849
United Overseas Bank Ltd.	1,400	23,997
US Bancorp/MN	1,275	54,965
Wells Fargo & Co.	944	52,826

AB GLOBAL RISK ALLOCATION FUND •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Westpac Banking Corp.	1,251	$32,051
Yamaguchi Financial Group, Inc.	2,000	25,346

		11,667,323

Capital Markets – 0.9%
3i Group PLC	3,640	31,373
Aberdeen Asset Management PLC	3,621	24,760
Affiliated Managers Group, Inc.(a)	201	44,956
Ameriprise Financial, Inc.	342	42,610
Bank of New York Mellon Corp. (The)	1,200	52,032
BlackRock, Inc. – Class A	124	45,357
Charles Schwab Corp. (The)	1,191	37,695
CI Financial Corp.	1,589	44,670
CITIC Securities Co., Ltd. – Class H	310,000	1,314,311
Credit Suisse Group AG(a)	1,038	27,533
Daiwa Securities Group, Inc.	3,000	23,656
Deutsche Bank AG (REG)	772	23,284
Eaton Vance Corp.	861	34,957
Franklin Resources, Inc.	896	45,615
Goldman Sachs Group, Inc. (The)	244	50,310
Haitong Securities Co., Ltd. – Class H(a)	302,800	954,647
Hargreaves Lansdown PLC	1,237	24,014
ICAP PLC	2,881	24,396
IGM Financial, Inc.	1,243	42,080
Invesco Ltd.	1,112	44,291
Investec PLC	2,621	24,043
Julius Baer Group Ltd.(a)	469	25,605
Legg Mason, Inc.	748	39,913
Macquarie Group Ltd.	440	27,342
Morgan Stanley	1,195	45,649
Nomura Holdings, Inc.	3,300	21,797
Northern Trust Corp.	689	51,365
Partners Group Holding AG	92	28,849
Platinum Asset Management Ltd.	4,340	25,976
Raymond James Financial, Inc.	734	42,660
SBI Holdings, Inc./Japan	1,300	18,505
Schroders PLC	607	31,353
SEI Investments Co.	949	45,400
State Street Corp.	607	47,304
T Rowe Price Group, Inc.	643	51,884
TD Ameritrade Holding Corp.	1,235	45,880
UBS Group AG(a)	954	20,532

		3,526,604

Consumer Finance – 0.1%
Acom Co., Ltd.(a)	7,700	24,591
AEON Financial Service Co., Ltd.	1,000	24,154
Ally Financial, Inc.(a)	2,045	46,360
American Express Co.	664	52,934
Capital One Financial Corp.	651	54,398
Credit Saison Co., Ltd.	900	17,640
Discover Financial Services	876	51,044

16	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Navient Corp.	2,329	$44,880
Synchrony Financial(a)	1,420	45,852

		361,853

Diversified Financial Services – 0.2%
ASX Ltd.	1,062	33,696
Berkshire Hathaway, Inc. – Class B(a)	459	65,637
CME Group, Inc./IL – Class A	517	48,701
Deutsche Boerse AG	345	27,696
Eurazeo SA	321	21,488
EXOR SpA	593	29,557
First Pacific Co., Ltd./Hong Kong	26,000	24,613
Groupe Bruxelles Lambert SA	437	36,327
Hong Kong Exchanges and Clearing Ltd.	400	15,328
Industrivarden AB – Class C	1,457	29,064
Intercontinental Exchange, Inc.	192	45,462
Investment AB Kinnevik – Class B	740	24,733
Investor AB – Class B	742	29,325
Japan Exchange Group, Inc.	800	24,172
Leucadia National Corp.	2,047	50,418
London Stock Exchange Group PLC	727	27,375
McGraw Hill Financial, Inc.	443	45,961
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,600	24,090
Moody’s Corp.	454	49,077
NASDAQ OMX Group, Inc. (The)	993	51,388
Onex Corp.	795	44,896
ORIX Corp.	1,300	20,497
Pargesa Holding SA	498	35,085
Singapore Exchange Ltd.	3,900	24,376
Voya Financial, Inc.	1,059	47,983
Wendel SA	291	37,054

		913,999

Insurance – 1.2%
ACE Ltd.	537	57,180
Admiral Group PLC	1,074	24,470
Aegon NV	3,083	23,514
Aflac, Inc.	952	59,233
Ageas	749	28,032
AIA Group Ltd.	3,000	19,655
Alleghany Corp.(a)	107	50,862
Allianz SE	173	27,198
Allstate Corp. (The)	835	56,212
American International Group, Inc.	894	52,397
AMP Ltd.	5,205	26,386
Aon PLC	453	45,853
Arch Capital Group Ltd.(a)	815	52,070
Assicurazioni Generali SpA	1,466	28,393
Assurant, Inc.	768	50,573
Aviva PLC	3,390	27,191
Axis Capital Holdings Ltd.	1,168	64,287
Baloise Holding AG	265	33,025

AB GLOBAL RISK ALLOCATION FUND •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

China Life Insurance Co., Ltd. – Class H	198,000	$949,331
Chubb Corp. (The)	680	66,300
Cincinnati Financial Corp.	684	34,597
CNP Assurances	1,615	26,696
Dai-ichi Life Insurance Co., Ltd. (The)	1,200	20,965
Delta Lloyd NV	1,522	26,445
Direct Line Insurance Group PLC	5,260	27,120
Everest Re Group Ltd.	330	59,898
Fairfax Financial Holdings Ltd.	87	43,821
FNF Group	1,262	47,906
Genworth Financial, Inc. – Class A(a)	2,914	23,137
Gjensidige Forsikring ASA	1,977	30,493
Great-West Lifeco, Inc.	1,496	43,343
Hannover Rueck SE	279	27,141
Hartford Financial Services Group, Inc. (The)	1,183	48,633
Industrial Alliance Insurance & Financial Services, Inc.	1,227	42,327
Insurance Australia Group Ltd.	7,633	32,934
Intact Financial Corp.	609	43,677
Legal & General Group PLC	8,113	33,023
Lincoln National Corp.	687	39,166
Loews Corp.	1,371	55,005
Manulife Financial Corp.	2,171	39,855
Mapfre SA	7,732	27,549
Marsh & McLennan Cos., Inc.	979	57,007
Medibank Pvt Ltd.(a)	19,440	31,752
MetLife, Inc.	851	44,473
MS&AD Insurance Group Holdings, Inc.	700	21,663
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	140	25,870
New China Life Insurance Co., Ltd. – Class H(a)	119,100	759,329
NN Group NV(a)	895	25,012
Old Mutual PLC	7,508	25,419
PartnerRe Ltd.	105	13,800
Power Corp. of Canada	1,683	43,564
Power Financial Corp.	1,497	43,215
Principal Financial Group, Inc.	721	37,269
Progressive Corp. (The)	2,284	62,445
Prudential Financial, Inc.	457	38,667
Prudential PLC	1,154	28,757
QBE Insurance Group Ltd.	2,079	23,193
RenaissanceRe Holdings Ltd.	338	34,513
RSA Insurance Group PLC	4,038	26,677
Sampo Oyj – Class A	758	35,747
SCOR SE	933	31,941
Sompo Japan Nipponkoa Holdings, Inc.	500	18,101
Sony Financial Holdings, Inc.	1,372	23,905
Standard Life PLC	3,609	26,955
Sun Life Financial, Inc.	817	26,081
Suncorp Group Ltd.	3,241	33,422
Swiss Life Holding AG(a)	140	33,593

18	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Swiss Re AG	283	$25,429
T&D Holdings, Inc.	1,350	20,126
Tokio Marine Holdings, Inc.	500	20,598
Torchmark Corp.	957	54,616
Travelers Cos., Inc. (The)	564	57,032
Tryg A/S	1,575	31,487
UnipolSai SpA	9,377	25,522
Unum Group	1,346	47,056
Vienna Insurance Group AG Wiener Versicherung Gruppe	713	27,092
Willis Group Holdings PLC	1,134	53,820
WR Berkley Corp.	856	41,944
XL Group PLC	1,609	60,627
Zurich Insurance Group AG(a)	111	35,432

		4,589,044

Real Estate Investment Trusts (REITs) – 0.6%
American Capital Agency Corp.	2,821	58,846
American Realty Capital Properties, Inc.	5,118	45,397
American Tower Corp.	560	51,962
Annaly Capital Management, Inc.	5,533	57,765
Ascendas Real Estate Investment Trust	13,400	23,830
AvalonBay Communities, Inc.	296	49,284
Boston Properties, Inc.	384	49,932
British Land Co. PLC (The)	2,936	38,709
Camden Property Trust	597	44,763
CapitaCommercial Trust	20,000	23,931
CapitaLand Mall Trust	15,300	24,581
Communications Sales & Leasing, Inc.(a)	1,597	41,602
Crown Castle International Corp.	708	57,737
Dexus Property Group	4,373	26,683
Digital Realty Trust, Inc.	662	43,718
Duke Realty Corp.	2,351	45,986
Equity Residential	635	47,193
Essex Property Trust, Inc.	207	46,082
Federal Realty Investment Trust	317	42,627
Federation Centres	10,622	24,585
Fonciere Des Regions	296	26,057
Gecina SA	282	37,044
General Growth Properties, Inc.	1,508	42,722
Goodman Group	5,074	25,245
GPT Group (The)	7,986	28,096
H&R Real Estate Investment Trust	2,450	44,544
Hammerson PLC	5,069	51,807
HCP, Inc.	1,119	43,328
Health Care REIT, Inc.	633	44,475
Host Hotels & Resorts, Inc.	2,250	44,820
ICADE	364	28,350
Intu Properties PLC	4,897	25,050
Iron Mountain, Inc.	1,201	43,800

AB GLOBAL RISK ALLOCATION FUND •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Japan Prime Realty Investment Corp.	8	$26,248
Japan Real Estate Investment Corp.	8	36,714
Japan Retail Fund Investment Corp.	14	28,042
Kimco Realty Corp.	1,742	41,738
Klepierre	663	29,416
Land Securities Group PLC	1,956	39,312
Liberty Property Trust	1,370	47,868
Link REIT (The)	4,000	23,264
Macerich Co. (The)	425	34,897
Mirvac Group	16,042	24,566
Nippon Building Fund, Inc.	7	32,664
Nippon Prologis REIT, Inc.	11	21,156
Novion Property Group	5,239	9,727
Plum Creek Timber Co., Inc.	1,509	62,261
Prologis, Inc.	1,144	45,291
Public Storage	286	55,352
Rayonier, Inc.	1,634	42,190
Realty Income Corp.	1,041	47,438
Regency Centers Corp.	725	45,776
RioCan Real Estate Investment Trust (Toronto)	1,907	42,477
Scentre Group	10,076	30,295
Segro PLC	4,022	26,199
Simon Property Group, Inc.	258	46,801
SL Green Realty Corp.	360	42,718
Stockland	7,420	24,506
Suntec Real Estate Investment Trust	18,900	25,212
UDR, Inc.	1,418	46,170
Unibail-Rodamco SE	104	26,698
United Urban Investment Corp.	15	22,371
Ventas, Inc.	639	42,506
Vornado Realty Trust	457	45,650
Westfield Corp.	3,212	23,647
Weyerhaeuser Co.	1,619	52,715

		2,522,436

Real Estate Management & Development – 0.5%
Aeon Mall Co., Ltd.	1,300	23,809
Brookfield Asset Management, Inc. – Class A	1,424	50,342
CapitaLand Ltd.	9,100	23,525
CBRE Group, Inc. – Class A(a)	1,180	45,123
Cheung Kong Property Holding(a)	1,000	6,075
City Developments Ltd.	3,200	24,950
Daito Trust Construction Co., Ltd.	200	22,194
Daiwa House Industry Co., Ltd.	1,000	23,949
Deutsche Annington Immobilien SE	955	30,227
Deutsche Wohnen AG	1,394	33,990
First Capital Realty, Inc.	2,857	43,190
Global Logistic Properties Ltd.	12,000	24,556
Hang Lung Properties Ltd.	8,000	25,199
Henderson Land Development Co., Ltd.	3,430	27,586

20	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hulic Co., Ltd.	2,300	$23,641
Hysan Development Co., Ltd.	5,000	22,824
IMMOFINANZ AG(a)	10,045	26,770
Keppel Land Ltd.(b)(c)	7,000	22,016
Kerry Properties Ltd.	6,000	25,021
Lend Lease Group	1,987	25,162
Mitsubishi Estate Co., Ltd.	1,000	22,311
Mitsui Fudosan Co., Ltd.	1,000	29,063
New World Development Co., Ltd.	17,287	22,889
Nomura Real Estate Holdings, Inc.	1,200	24,573
NTT Urban Development Corp.	2,400	24,797
Realogy Holdings Corp.(a)	809	37,983
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. – Class B	130,480	523,355
Shenzhen SEG Co., Ltd. – Class B(a)	494,907	550,205
Sino Land Co., Ltd.	14,000	23,810
Sumitomo Realty & Development Co., Ltd.	1,000	38,362
Sun Hung Kai Properties Ltd.	2,000	33,771
Swire Pacific Ltd. – Class A	2,500	33,455
Swire Properties Ltd.	7,200	24,388
Swiss Prime Site AG(a)	512	40,974
Tokyo Tatemono Co., Ltd.	3,000	23,163
Tokyu Fudosan Holdings Corp.	3,400	25,478
UOL Group Ltd.	4,328	23,564
Wharf Holdings Ltd. (The)	4,000	27,546
Wheelock & Co., Ltd.	4,000	21,515

		2,101,351

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	1,217	11,580
New York Community Bancorp, Inc.(d)	3,455	61,291

		72,871

		25,755,481

Industrials – 4.4%
Aerospace & Defense – 0.3%
Airbus Group NV	318	21,643
B/E Aerospace, Inc.	1,118	64,106
BAE Systems PLC	3,690	29,108
Boeing Co. (The)	514	72,227
Bombardier, Inc. – Class B	33,868	70,263
CAE, Inc.	5,475	65,378
Cobham PLC	5,796	26,250
Finmeccanica SpA(a)	2,061	27,400
General Dynamics Corp.	580	81,293
Honeywell International, Inc.	783	81,589
L-3 Communications Holdings, Inc.	608	71,629
Lockheed Martin Corp.	437	82,243
Meggitt PLC	3,979	31,007
Northrop Grumman Corp.	464	73,860
Precision Castparts Corp.	313	66,240
Raytheon Co.	731	75,483

AB GLOBAL RISK ALLOCATION FUND •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Rockwell Collins, Inc.	885	$84,243
Rolls-Royce Holdings PLC(a)	1,737	26,568
Safran SA	316	22,337
Singapore Technologies Engineering Ltd.	4,500	11,340
Textron, Inc.	1,447	65,433
Thales SA	436	27,082
TransDigm Group, Inc.	300	67,812
United Technologies Corp.	679	79,558
Zodiac Aerospace	628	22,873

		1,346,965

Air Freight & Logistics – 0.1%
Bollore SA	3,729	21,264
CH Robinson Worldwide, Inc.	1,071	66,113
Deutsche Post AG	749	22,634
Expeditors International of Washington, Inc.	1,533	70,273
FedEx Corp.	491	85,051
Kuehne & Nagel International AG	212	29,814
Royal Mail PLC	2,847	22,811
TNT Express NV	3,166	26,668
United Parcel Service, Inc. – Class B	1,014	100,609
Yamato Holdings Co., Ltd.	600	12,220

		457,457

Airlines – 0.1%
Air China Ltd. – Class H	162,000	197,670
American Airlines Group, Inc.	1,409	59,699
ANA Holdings, Inc.	4,000	10,985
Cathay Pacific Airways Ltd.	6,000	15,353
Delta Air Lines, Inc.	1,024	43,950
Deutsche Lufthansa AG (REG)(a)	1,559	21,976
easyJet PLC	880	21,664
International Consolidated Airlines Group SA(a)	2,495	21,072
Japan Airlines Co., Ltd.	400	13,705
Qantas Airways Ltd.(a)	3,260	8,747
Singapore Airlines Ltd.	1,400	11,785
Southwest Airlines Co.	1,209	44,793
United Continental Holdings, Inc.(a)	634	34,610

		506,009

Building Products – 0.2%
Asahi Glass Co., Ltd.	2,000	13,024
Assa Abloy AB – Class B	498	29,415
China Fangda Group Co., Ltd. – Class B	414,937	463,976
Cie de Saint-Gobain	530	24,652
Daikin Industries Ltd.	200	15,274
Geberit AG	90	32,390
LIXIL Group Corp.	600	11,434
Masco Corp.	2,214	59,933
TOTO Ltd.	1,000	16,519

		666,617

22	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
ADT Corp. (The)(d)	1,539	$56,143
Aggreko PLC	986	24,292
Babcock International Group PLC	1,978	34,110
Brambles Ltd.	1,874	16,320
Cintas Corp.	960	82,646
Dai Nippon Printing Co., Ltd.	1,000	10,525
Edenred	870	21,960
G4S PLC	7,347	33,544
ISS A/S	840	28,789
Park24 Co., Ltd.	600	10,561
Republic Services, Inc. – Class A	2,701	108,823
Secom Co., Ltd.	200	13,328
Securitas AB – Class B	1,599	21,746
Societe BIC SA	151	24,885
Stericycle, Inc.(a)	689	94,600
Toppan Printing Co., Ltd.	1,000	8,441
Tyco International PLC	1,929	77,854
Waste Management, Inc.	1,998	99,201

		767,768

Construction & Engineering – 0.8%
ACS Actividades de Construccion y Servicios SA	669	21,552
Boskalis Westminster NV	460	22,761
Bouygues SA	533	20,963
Chicago Bridge & Iron Co. NV(d)	478	25,936
China Communications Construction Co., Ltd. – Class H	402,000	688,994
China Railway Construction Corp. Ltd. – Class H	411,000	756,330
China Railway Group Ltd. – Class H	621,000	800,007
Chiyoda Corp.	1,000	8,830
CIMIC Group Ltd.	729	13,427
Ferrovial SA	1,399	30,194
Fluor Corp.	1,129	63,472
Jacobs Engineering Group, Inc.(a)	1,421	61,473
JGC Corp.	1,000	20,008
Kajima Corp.	2,000	8,772
Metallurgical Corp. of China Ltd. – Class H	812,000	424,011
Obayashi Corp.	2,000	13,063
Orascom Construction Ltd.(a)	173	2,230
Quanta Services, Inc.(a)	1,859	54,506
Shimizu Corp.	1,000	7,624
Skanska AB – Class B	1,340	27,927
SNC-Lavalin Group, Inc.	1,875	67,787
Taisei Corp.	2,000	10,886
Vinci SA	496	29,408

		3,180,161

AB GLOBAL RISK ALLOCATION FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.3%
ABB Ltd. (REG)(a)	1,547	$33,921
Alstom SA(a)	764	23,892
AMETEK, Inc.	1,395	74,995
Eaton Corp. PLC	1,049	75,098
Emerson Electric Co.	1,270	76,594
Foshan Electrical and Lighting Co., Ltd. – Class B	213,407	345,969
Fuji Electric Co., Ltd.	3,000	14,255
Legrand SA	446	25,066
Mabuchi Motor Co., Ltd.	200	12,107
Mitsubishi Electric Corp.	1,000	13,656
Nidec Corp.	200	14,558
OSRAM Licht AG	354	18,683
Prysmian SpA	1,100	24,880
Rockwell Automation, Inc.	533	65,500
Schneider Electric SE (Paris)	331	24,954
Sensata Technologies Holding NV(a)	1,219	67,155
Vestas Wind Systems A/S	316	16,125
Xinjiang Goldwind Science & Technology Co., Ltd. – Class H(a)	89,200	217,665

		1,145,073

Industrial Conglomerates – 0.1%
3M Co.	519	82,563
CK Hutchison Holdings Ltd.	1,000	15,541
Danaher Corp.	914	78,896
General Electric Co.	3,419	93,236
Hutchison Whampoa Ltd.(b)(c)	1,000	14,832
Keihan Electric Railway Co., Ltd.	2,000	11,430
Keppel Corp., Ltd.	1,900	12,312
Koninklijke Philips NV	866	23,594
NWS Holdings Ltd.	7,000	11,347
Roper Technologies, Inc.	462	80,832
Seibu Holdings, Inc.	400	8,992
Sembcorp Industries Ltd.	3,600	11,096
Siemens AG	236	24,867
Smiths Group PLC	1,380	25,322
Toshiba Corp.	3,000	10,519

		505,379

Machinery – 1.0%
AGCO Corp.	1,253	63,627
Alfa Laval AB	1,485	28,053
Amada Holdings Co., Ltd.	1,200	12,206
ANDRITZ AG	483	29,844
Atlas Copco AB – Class A	835	25,263
Atlas Copco AB – Class B	942	25,385
Caterpillar, Inc.	836	71,328
China International Marine Containers Group Co., Ltd. – Class H	79,500	228,148
CNH Industrial NV	2,514	22,422

24	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cummins, Inc.	530	$71,841
Deere & Co.	848	79,441
Dover Corp.	891	67,181
FANUC Corp.	100	22,018
Flowserve Corp.	1,057	58,135
GEA Group AG	594	28,896
Hino Motors Ltd.	900	12,194
Hitachi Construction Machinery Co., Ltd.	700	12,731
IHI Corp.	2,000	9,604
Illinois Tool Works, Inc.	867	81,351
IMI PLC	1,173	22,326
Ingersoll-Rand PLC	1,044	71,806
Joy Global, Inc.	1,094	42,600
JTEKT Corp.	700	12,754
Kawasaki Heavy Industries Ltd.	2,000	10,064
Komatsu Ltd.	700	14,715
Kone Oyj – Class B	769	32,272
Kubota Corp.	1,000	16,627
Kurita Water Industries Ltd.	500	11,954
Makita Corp.	200	10,840
MAN SE	1,128	116,655
Melrose Industries PLC	4,853	19,710
Metso Oyj	825	23,804
Minebea Co. Ltd.	1,000	18,360
Mitsubishi Heavy Industries Ltd.	2,000	12,639
Nabtesco Corp.	400	10,314
NSK Ltd.	700	11,455
PACCAR, Inc.	1,061	67,437
Pall Corp.	694	86,361
Parker-Hannifin Corp.	541	65,153
Pentair PLC	1,038	66,463
Sandvik AB	1,745	21,038
Schindler Holding AG	210	36,810
Schindler Holding AG (REG)	151	26,215
Sembcorp Marine Ltd.	5,400	12,034
Shang Gong Group Co., Ltd.(a)	353,545	473,397
Shanghai Diesel Engine Co., Ltd. – Class B	271,924	348,878
Shanghai Highly Group Co., Ltd.	317,468	329,777
Shanghai Shibei Hi-Tech Co., Ltd. – Class B	144,653	216,546
SKF AB – Class B	1,087	26,262
Snap-on, Inc.	535	83,139
SPX Corp.	721	53,578
Stanley Black & Decker, Inc.	828	84,820
Sulzer AG	218	23,963
Sumitomo Heavy Industries Ltd.	2,000	13,083
THK Co., Ltd.	500	11,974
Vallourec SA	664	16,416
Volvo AB – Class B	1,971	25,623
Wabtec Corp./DE	669	67,101
Wartsila Oyj Abp	572	25,578
Weichai Power Co., Ltd. – Class H	46,000	170,653

AB GLOBAL RISK ALLOCATION FUND •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Weir Group PLC (The)	839	$25,984
Xylem, Inc./NY	1,704	62,315
Yangzijiang Shipbuilding Holdings Ltd.	11,300	12,102
Zardoya Otis SA	1,973	25,366

		3,886,629

Marine – 0.2%
AP Moeller – Maersk A/S – Class A	13	24,447
AP Moeller – Maersk A/S – Class B	10	19,275
Mitsui OSK Lines Ltd.	4,000	13,685
Nippon Yusen KK	4,000	12,040
Tianjin Marine Shipping Co., Ltd. – Class B(a)	617,272	548,755

		618,202

Professional Services – 0.2%
Adecco SA(a)	321	25,537
ALS Ltd.	2,869	13,335
Bureau Veritas SA	1,276	29,209
Capita PLC	1,745	33,455
Dun & Bradstreet Corp. (The)	585	74,839
Equifax, Inc.	469	47,055
Experian PLC	1,777	33,938
IHS, Inc. – Class A(a)	527	65,032
Intertek Group PLC	615	23,554
ManpowerGroup, Inc.	718	60,779
Nielsen NV	1,716	77,203
Randstad Holding NV	380	21,964
Recruit Holdings Co., Ltd.	400	12,485
Robert Half International, Inc.	1,300	73,281
Seek Ltd.	1,050	13,508
SGS SA	18	34,587
Towers Watson & Co. – Class A	601	82,908
Verisk Analytics, Inc. – Class A(a)	1,254	91,015

		813,684

Road & Rail – 0.4%
Asciano Ltd.	2,727	14,022
Aurizon Holdings Ltd.	4,027	16,367
Canadian National Railway Co.	1,168	69,285
Canadian Pacific Railway Ltd.	344	56,684
Central Japan Railway Co.	84	14,557
ComfortDelGro Corp., Ltd.	5,400	12,248
CSX Corp.	1,567	53,403
Dazhong Transportation Group Co., Ltd. – Class B	307,107	524,846
DSV A/S	846	29,372
East Japan Railway Co.	200	18,227
Hankyu Hanshin Holdings, Inc.	2,000	11,981
Hertz Global Holdings, Inc.(a)	1,929	38,368
JB Hunt Transport Services, Inc.	854	71,753
Kansas City Southern	657	59,459
Keikyu Corp.	2,000	15,349

26	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Keio Corp.	2,000	$14,721
Keisei Electric Railway Co., Ltd.	1,000	11,526
Kintetsu Group Holdings Co., Ltd.	3,000	10,009
MTR Corp., Ltd.	3,500	16,759
Nagoya Railroad Co., Ltd.	3,000	11,331
Nippon Express Co., Ltd.	2,000	11,005
Norfolk Southern Corp.	665	61,180
Odakyu Electric Railway Co., Ltd.	1,000	9,455
Shanghai Jinjiang International Industrial Investment Co., Ltd. – Class B	209,582	463,176
Tobu Railway Co., Ltd.	3,000	13,190
Tokyu Corp.	3,000	19,606
Union Pacific Corp.	644	64,986
West Japan Railway Co.	318	18,859

		1,731,724

Trading Companies & Distributors – 0.3%
Ashtead Group PLC	1,614	27,740
Brenntag AG	436	26,375
Bunzl PLC	1,619	47,002
Fastenal Co.(d)	1,666	69,156
Finning International, Inc.	3,142	62,860
ITOCHU Corp.	1,300	17,472
Marubeni Corp.	2,600	15,174
Mitsubishi Corp.	600	13,402
Mitsui & Co., Ltd.	1,100	15,383
Noble Group Ltd.	19,400	11,421
Rexel SA	1,422	26,046
Shanghai Material Trading Co., Ltd. – Class B(a)	168,612	208,384
Shanghai Waigaoqiao Free Trade Zone Development Co., Ltd. – Class B	122,044	362,471
Sumitomo Corp.	1,100	13,047
Toyota Tsusho Corp.	500	13,967
Travis Perkins PLC	1,127	38,257
United Rentals, Inc.(a)	664	59,036
Wolseley PLC	459	28,423
WW Grainger, Inc.	311	74,743

		1,130,359

Transportation Infrastructure – 0.2%
Abertis Infraestructuras SA	1,580	27,750
Aena SA(a)(e)	237	24,856
Aeroports de Paris	223	27,590
Atlantia SpA	1,057	27,242
Auckland International Airport Ltd.	3,538	12,159
Fraport AG Frankfurt Airport Services Worldwide	521	34,259
Groupe Eurotunnel SE	1,868	28,129
Hutchison Port Holdings Trust – Class U	18,300	12,064
Kamigumi Co., Ltd.	1,000	9,264
Mitsubishi Logistics Corp.	1,000	14,137

AB GLOBAL RISK ALLOCATION FUND •	27

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Shenzhen Chiwan Wharf Holdings Ltd. – Class B(b)(c)	123,103	$311,026
Sydney Airport	3,334	14,455
Transurban Group	1,588	12,307

		555,238

		17,311,265

Consumer Discretionary – 3.3%
Auto Components – 0.3%
Aisin Seiki Co., Ltd.	300	13,790
Autoliv, Inc.(d)	515	64,967
BorgWarner, Inc.	879	52,872
Bridgestone Corp.	400	16,602
Cie Generale des Etablissements Michelin – Class B	349	37,341
Continental AG	142	32,837
Delphi Automotive PLC	608	52,884
Denso Corp.	300	15,652
Double Coin Holdings Ltd. – Class B	188,772	336,483
GKN PLC	7,480	41,988
Johnson Controls, Inc.	998	51,916
Koito Manufacturing Co., Ltd.	400	15,602
Magna International, Inc. (Toronto) – Class A	863	49,597
NGK Spark Plug Co., Ltd.	500	15,092
NHK Spring Co., Ltd.	1,300	15,212
NOK Corp.	500	16,457
Nokian Renkaat Oyj	891	28,750
Pirelli & C. SpA	3,666	62,199
Stanley Electric Co., Ltd.	700	16,650
Sumitomo Electric Industries Ltd.	1,100	17,494
Sumitomo Rubber Industries Ltd.	800	14,066
Toyoda Gosei Co., Ltd.	600	14,863
Toyota Industries Corp.	300	18,001
Valeo SA	192	30,586
Weifu High-Technology Group Co., Ltd. – Class B	30,691	139,450
Yokohama Rubber Co., Ltd. (The)	1,000	11,251

		1,182,602

Automobiles – 0.2%
Bayerische Motoren Werke AG	291	32,240
Bayerische Motoren Werke AG (Preference Shares)	420	35,507
Daihatsu Motor Co., Ltd.	1,000	14,582
Daimler AG	365	34,235
Fiat Chrysler Automobiles NV(a)	1,720	27,514
Ford Motor Co.	3,876	58,799
Fuji Heavy Industries Ltd.	400	15,016
General Motors Co.	1,648	59,279
Guangzhou Automobile Group Co., Ltd. – Class H	176,000	179,865
Harley-Davidson, Inc.	941	50,334

28	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Honda Motor Co., Ltd.	500	$17,193
Isuzu Motors Ltd.	1,400	18,957
Mazda Motor Corp.	700	14,981
Mitsubishi Motors Corp.	1,600	14,819
Nissan Motor Co., Ltd.	1,500	15,579
Peugeot SA(a)	1,433	29,827
Porsche Automobil Holding SE (Preference Shares)	383	33,871
Renault SA	301	31,161
Suzuki Motor Corp.	400	13,885
Tesla Motors, Inc.(a)(d)	209	52,417
Toyota Motor Corp.	300	20,694
Volkswagen AG	144	34,758
Volkswagen AG (Preference Shares)	138	33,536
Yamaha Motor Co., Ltd.	600	14,947

		853,996

Distributors – 0.0%
Genuine Parts Co.	682	61,701
Jardine Cycle & Carriage Ltd.	500	14,583
LKQ Corp.(a)	1,670	47,712

		123,996

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	600	15,676
H&R Block, Inc.	1,425	45,216

		60,892

Hotels, Restaurants & Leisure – 0.5%
Accor SA	581	31,793
Carnival Corp.	1,167	54,067
Carnival PLC	774	37,448
Chipotle Mexican Grill, Inc. – Class A(a)	94	57,859
Compass Group PLC	2,858	50,055
Crown Resorts Ltd.	1,527	15,218
Darden Restaurants, Inc.	878	57,544
Flight Centre Travel Group Ltd.	564	19,985
Galaxy Entertainment Group Ltd.	2,000	9,534
Genting Singapore PLC	19,300	13,148
Hilton Worldwide Holdings, Inc.(a)	1,663	48,160
Huangshan Tourism Development Co., Ltd. – Class B(a)	105,400	238,204
InterContinental Hotels Group PLC	918	38,515
Las Vegas Sands Corp.	768	39,037
Marriott International, Inc./MD – Class A	626	48,822
McDonald’s Corp.	707	67,822
McDonald’s Holdings Co. Japan Ltd.	700	14,657
Merlin Entertainments PLC(e)	7,883	55,362
MGM China Holdings Ltd.	6,000	10,873
MGM Resorts International(a)	1,625	32,581
Norwegian Cruise Line Holdings Ltd.(a)	992	54,124
Oriental Land Co., Ltd./Japan	200	12,849

AB GLOBAL RISK ALLOCATION FUND •	29

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Restaurant Brands International, Inc.	1,199	$46,433
Royal Caribbean Cruises Ltd.	603	45,816
Sands China Ltd.	2,400	9,257
Shanghai Jinjiang International Hotels Development Co., Ltd. – Class B	112,243	388,810
Shangri-La Asia Ltd.	10,000	15,571
SJM Holdings Ltd.	11,000	14,022
Sodexo SA	451	46,483
Starbucks Corp.	1,295	67,288
Starwood Hotels & Resorts Worldwide, Inc.	559	46,263
Tabcorp Holdings Ltd.	4,888	18,743
Tatts Group Ltd.	4,657	14,769
TUI AG	2,059	36,535
Whitbread PLC	572	44,828
William Hill PLC	7,419	47,747
Wyndham Worldwide Corp.	634	53,833
Wynn Macau Ltd.	7,200	13,476
Wynn Resorts Ltd.	305	30,710
Yum! Brands, Inc.	564	50,822

		1,999,063

Household Durables – 0.4%
Casio Computer Co., Ltd.	700	13,148
DR Horton, Inc.	1,721	44,953
Electrolux AB – Class B	1,248	38,110
Garmin Ltd.(d)	1,143	51,984
Husqvarna AB – Class B	5,263	40,082
Iida Group Holdings Co., Ltd.	1,100	17,819
Jarden Corp.(a)	942	49,983
Konka Group Co., Ltd. – Class B(a)(b)(c)	490,029	867,733
Leggett & Platt, Inc.	1,255	59,336
Lennar Corp. – Class A	926	43,179
Mohawk Industries, Inc.(a)	280	52,259
Newell Rubbermaid, Inc.	1,589	62,813
Nikon Corp.	900	11,148
Panasonic Corp.	1,100	16,101
Persimmon PLC(a)	1,512	45,466
PulteGroup, Inc.	1,935	37,113
Rinnai Corp.	200	15,349
Sekisui Chemical Co., Ltd.	1,000	13,451
Sekisui House Ltd.	1,200	19,973
Sharp Corp./Japan(a)	6,000	8,359
Sony Corp.(a)	400	12,368
Techtronic Industries Co., Ltd.	4,000	13,751
Toll Brothers, Inc.(a)	1,256	45,430
Whirlpool Corp.	280	51,590

		1,631,498

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(a)	122	52,366
Expedia, Inc.	482	51,699
Liberty Interactive Corp. – Class A(a)	1,567	43,829

30	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Netflix, Inc.(a)	62	$38,692
Priceline Group, Inc. (The)(a)	37	43,365
Rakuten, Inc.	899	14,704
TripAdvisor, Inc.(a)	385	29,360

		274,015

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	700	14,347
Hasbro, Inc.	808	58,281
Jinshan Development & Construction Co., Ltd. – Class B(a)	232,549	265,051
Mattel, Inc.	1,638	42,277
Polaris Industries, Inc.	342	48,923
Sankyo Co., Ltd.	400	14,760
Sega Sammy Holdings, Inc.	1,000	14,431
Shimano, Inc.	100	14,199
Yamaha Corp.	800	16,202

		488,471

Media – 0.6%
Altice SA(a)	236	30,715
Axel Springer SE	848	46,259
Cablevision Systems Corp. – Class A(d)	1,835	44,976
CBS Corp. – Class B	696	42,957
Charter Communications, Inc. – Class A(a)	215	38,489
Comcast Corp. – Class A	1,027	60,038
Comcast Corp. – Special Class A	1,021	59,218
Dentsu, Inc.	300	15,093
DIRECTV(a)	1,129	102,784
Discovery Communications, Inc. – Class A(a)(d)	1,290	43,783
Discovery Communications, Inc. – Class C(a)	1,395	43,866
DISH Network Corp. – Class A(a)	618	43,748
Eutelsat Communications SA	1,621	55,160
Hakuhodo DY Holdings, Inc.	1,400	15,070
Interpublic Group of Cos., Inc. (The)	1,947	39,758
ITV PLC	9,935	41,347
JCDecaux SA	1,111	45,233
Kabel Deutschland Holding AG(a)	276	37,339
Lagardere SCA	1,232	37,271
Liberty Global PLC – Class A(a)(d)	893	51,374
Liberty Global PLC – Series C(a)	1,486	79,872
Liberty Media Corp. – Class A(a)	1,611	61,725
Liberty Media Corp. – Class C(a)	1,288	48,892
News Corp. – Class A(a)	3,384	51,268
Numericable-SFR SAS(a)	690	39,809
Omnicom Group, Inc.	927	69,089
Pearson PLC	2,131	42,647
ProSiebenSat.1 Media AG	820	39,269
Publicis Groupe SA	486	38,831
REA Group Ltd.	438	13,010
Reed Elsevier NV	1,922	46,605
Reed Elsevier PLC	3,023	50,168

AB GLOBAL RISK ALLOCATION FUND •	31

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

RTL Group SA (London)(a)	374	$33,572
RTL Group SA (Germany)(a)	30	2,700
Scripps Networks Interactive, Inc. – Class A	873	58,500
SES SA	1,102	38,994
Shaw Communications, Inc. – Class B	2,391	52,777
Singapore Press Holdings Ltd.	4,700	14,497
Sirius XM Holdings, Inc.(a)	12,612	48,682
Sky PLC	2,645	42,687
Telenet Group Holding NV(a)	529	28,727
Thomson Reuters Corp.	1,176	46,961
Time Warner Cable, Inc. – Class A	632	114,322
Time Warner, Inc.	701	59,220
Toho Co., Ltd./Tokyo	600	15,116
Twenty-First Century Fox, Inc. – Class A	1,381	46,402
Twenty-First Century Fox, Inc. – Class B	1,431	47,853
Viacom, Inc. – Class B	835	55,845
Vivendi SA	1,717	43,627
Walt Disney Co. (The)	584	64,456
Wolters Kluwer NV	1,403	43,611
WPP PLC	1,721	40,661

		2,374,873

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	462	47,905
Dollar General Corp.	722	52,410
Dollar Tree, Inc.(a)	624	46,794
Dollarama, Inc.	837	46,360
Don Quijote Holdings Co., Ltd.	200	15,417
Family Dollar Stores, Inc.	273	21,163
Harvey Norman Holdings Ltd.	5,260	18,834
Isetan Mitsukoshi Holdings Ltd.	900	15,065
J Front Retailing Co., Ltd.	900	15,817
Kohl’s Corp.	678	44,402
Macy’s, Inc.	774	51,819
Marks & Spencer Group PLC	4,677	41,724
Marui Group Co., Ltd.	1,200	15,115
Next PLC	341	39,221
Nordstrom, Inc.	752	54,625
Takashimaya Co., Ltd.	2,000	19,192
Target Corp.	759	60,204

		606,067

Specialty Retail – 0.4%
ABC-Mart, Inc.	300	17,321
Advance Auto Parts, Inc.	309	47,345
AutoNation, Inc.(a)	782	48,805
AutoZone, Inc.(a)	92	61,973
Bed Bath & Beyond, Inc.(a)	761	54,274
Best Buy Co., Inc.	1,078	37,407
CarMax, Inc.(a)	585	41,558
Dick’s Sporting Goods, Inc.	846	45,447
Dixons Carphone PLC	5,500	40,059

32	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Foot Locker, Inc.	768	$48,538
GameStop Corp. – Class A(d)	835	36,247
Gap, Inc. (The)	1,179	45,191
Hennes & Mauritz AB – Class B	1,215	47,931
Hikari Tsushin, Inc.	200	14,049
Home Depot, Inc. (The)	514	57,270
Inditex SA	1,142	37,809
Kingfisher PLC	7,284	41,327
L Brands, Inc.	567	49,057
Lowe’s Cos., Inc.	720	50,386
Nitori Holdings Co., Ltd.	200	15,354
O’Reilly Automotive, Inc.(a)	264	57,956
Ross Stores, Inc.	497	48,045
Sanrio Co., Ltd.	500	13,990
Shimamura Co., Ltd.	200	21,476
Signet Jewelers Ltd.	358	46,300
Sports Direct International PLC(a)	3,037	31,407
Staples, Inc.	2,184	35,959
Tiffany & Co.	531	49,771
TJX Cos., Inc. (The)	912	58,714
Tractor Supply Co.	626	54,550
Ulta Salon Cosmetics & Fragrance, Inc.(a)	256	39,071
Urban Outfitters, Inc.(a)	936	32,180
USS Co., Ltd.	800	14,930
Yamada Denki Co., Ltd.	2,800	11,752

		1,353,449

Textiles, Apparel & Luxury Goods – 0.5%
adidas AG	403	31,713
Asics Corp.	600	15,936
Burberry Group PLC	1,276	33,136
Christian Dior SE	180	36,046
Cie Financiere Richemont SA	485	41,890
Coach, Inc.	1,192	42,161
Fossil Group, Inc.(a)	513	36,428
Gildan Activewear, Inc.	1,357	42,982
Hanesbrands, Inc.	1,777	56,615
Hermes International	136	53,095
HUGO BOSS AG	389	44,461
Kering	238	41,759
Lao Feng Xiang Co., Ltd. – Class B	78,303	447,893
Li & Fung Ltd.	16,000	13,846
lululemon athletica, Inc.(a)	500	29,895
Luthai Textile Co., Ltd. – Class B(a)	31,640	52,028
Luxottica Group SpA	625	42,210
LVMH Moet Hennessy Louis Vuitton SE	194	34,463
Michael Kors Holdings Ltd.(a)	774	35,991
NIKE, Inc. – Class B	597	60,697
Pandora A/S	262	26,271
PVH Corp.	399	41,751
Ralph Lauren Corp.	368	47,987

AB GLOBAL RISK ALLOCATION FUND •	33

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Shanghai Haixin Group Co. – Class B(a)	395,837	$418,796
Swatch Group AG (The)(a)	92	36,577
Swatch Group AG (The) (REG)(a)	507	40,261
Under Armour, Inc. – Class A(a)	596	46,732
VF Corp.	880	61,979
Yue Yuen Industrial Holdings Ltd.	4,000	13,759

		1,927,358

		12,876,280

Consumer Staples – 3.0%
Beverages – 0.6%
Anheuser-Busch InBev NV	508	61,295
Anhui Gujing Distillery Co., Ltd. – Class B	85,613	331,249
Asahi Group Holdings Ltd.	1,600	51,139
Brown-Forman Corp. – Class B	1,822	171,760
Carlsberg A/S – Class B	539	49,494
Coca-Cola Amatil Ltd.	7,027	54,016
Coca-Cola Co. (The)	4,865	199,270
Coca-Cola Enterprises, Inc.	2,575	113,892
Coca-Cola HBC AG(a)	1,955	42,904
Constellation Brands, Inc. – Class A	1,131	133,334
Diageo PLC	2,705	75,066
Dr Pepper Snapple Group, Inc.	1,923	147,379
Heineken Holding NV	897	62,301
Heineken NV	829	64,869
Kirin Holdings Co., Ltd.	3,800	54,624
Molson Coors Brewing Co. – Class B	1,375	100,898
Monster Beverage Corp.(a)	603	76,750
PepsiCo, Inc.	2,108	203,274
Pernod Ricard SA	554	68,382
Remy Cointreau SA	765	55,108
SABMiller PLC (London)	1,091	58,421
Suntory Beverage & Food Ltd.	1,100	45,733
Treasury Wine Estates Ltd.	1,552	6,350
Yantai Changyu Pioneer Wine Co., Ltd. – Class B	77,257	360,695

		2,588,203

Food & Staples Retailing – 0.7%
Aeon Co., Ltd.	3,700	49,332
Alimentation Couche-Tard, Inc. – Class B	3,539	137,906
Carrefour SA	1,636	55,461
Casino Guichard Perrachon SA	683	53,528
Colruyt SA	1,520	68,332
Costco Wholesale Corp.	1,130	161,127
CVS Health Corp.	1,527	156,334
Delhaize Group SA	694	61,948
Distribuidora Internacional de Alimentacion SA	7,069	56,293
Empire Co., Ltd. – Class A	1,835	131,443
FamilyMart Co., Ltd.	1,100	46,092
George Weston Ltd.	1,597	129,792
ICA Gruppen AB	1,923	67,028

34	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

J Sainsbury PLC	11,223	$43,307
Jean Coutu Group PJC, Inc. (The) – Class A	6,906	129,501
Jeronimo Martins SGPS SA	4,235	58,182
Koninklijke Ahold NV	3,360	68,253
Kroger Co. (The)	1,819	132,423
Lawson, Inc.	900	62,726
Loblaw Cos., Ltd.	2,543	129,338
METRO AG	1,675	58,334
Metro, Inc.	4,589	126,829
Seven & I Holdings Co., Ltd.	1,100	45,427
Sysco Corp.	4,163	154,697
Tesco PLC	14,692	47,904
Wal-Mart Stores, Inc.	2,162	160,572
Walgreens Boots Alliance, Inc.	1,527	131,078
Wesfarmers Ltd.	1,602	53,310
Whole Foods Market, Inc.	2,033	83,841
WM Morrison Supermarkets PLC	14,153	37,040
Woolworths Ltd.	2,508	53,482

		2,750,860

Food Products – 1.1%
Ajinomoto Co., Inc.	2,000	41,200
Archer-Daniels-Midland Co.	2,812	148,614
Aryzta AG(a)	897	56,872
Associated British Foods PLC	1,830	84,922
Barry Callebaut AG(a)	59	66,622
Bunge Ltd.	1,814	167,904
Calbee, Inc.	1,200	45,899
Campbell Soup Co.	3,326	160,779
Chocoladefabriken Lindt & Sprungli AG	14	73,878
Chocoladefabriken Lindt & Sprungli AG (REG)	1	62,878
ConAgra Foods, Inc.	3,541	136,718
Danone SA	961	66,018
General Mills, Inc.	3,003	168,618
Golden Agri-Resources Ltd.	153,300	47,652
Hershey Co. (The)	1,716	159,348
Hormel Foods Corp.	2,430	139,045
JM Smucker Co. (The)	1,328	157,434
Kellogg Co.	2,605	163,516
Kerry Group PLC – Class A	976	72,950
Keurig Green Mountain, Inc.	637	54,935
Kikkoman Corp.	2,000	55,714
Kraft Foods Group, Inc.	1,967	166,113
McCormick & Co., Inc./MD	2,203	172,936
Mead Johnson Nutrition Co. – Class A	1,157	112,576
MEIJI Holdings Co., Ltd.	400	45,459
Mondelez International, Inc. – Class A	4,000	166,360
Nestle SA (REG)	1,231	95,374
NH Foods Ltd.	2,000	43,291
Nisshin Seifun Group, Inc.	3,800	47,224
Nissin Foods Holdings Co., Ltd.	900	38,320

AB GLOBAL RISK ALLOCATION FUND •	35

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Orkla ASA	8,534	$66,930
Saputo, Inc.	4,558	123,993
Shanghai Greencourt Investment Group Co., Ltd. – Class B(a)	526,087	467,380
Tate & Lyle PLC	6,784	60,346
Toyo Suisan Kaisha Ltd.	1,300	45,049
Tyson Foods, Inc. – Class A	2,868	121,747
Unilever NV	1,581	67,545
Unilever PLC	1,825	80,725
WH Group Ltd.(a)(e)	67,500	51,639
Wilmar International Ltd.	19,500	48,522
Yakult Honsha Co., Ltd.	700	38,811
Yamazaki Baking Co., Ltd.	3,000	49,627

		4,241,483

Household Products – 0.3%
Church & Dwight Co., Inc.	1,919	161,138
Clorox Co. (The)	1,935	208,322
Colgate-Palmolive Co.	2,712	181,135
Energizer Holdings, Inc.	670	94,932
Henkel AG & Co. KGaA	620	63,570
Henkel AG & Co. KGaA (Preference Shares)	510	61,051
Kimberly-Clark Corp.	1,671	181,905
Procter & Gamble Co. (The)	2,539	199,032
Reckitt Benckiser Group PLC	816	73,698
Svenska Cellulosa AB SCA – Class B	2,400	62,675
Unicharm Corp.	1,800	39,703

		1,327,161

Personal Products – 0.1%
Avon Products, Inc.(d)	7,270	48,854
Beiersdorf AG	748	67,789
Estee Lauder Cos., Inc. (The) – Class A	1,742	152,303
Kao Corp.	1,000	45,418
L’Oreal SA	361	68,085
Shiseido Co., Ltd.	2,300	46,042

		428,491

Tobacco – 0.2%
Altria Group, Inc.	2,730	139,776
British American Tobacco PLC	1,357	74,954
Imperial Tobacco Group PLC	1,209	62,345
Japan Tobacco, Inc.	1,099	39,883
Lorillard, Inc.	851	61,680
Philip Morris International, Inc.	2,038	169,297
Reynolds American, Inc.	1,539	118,118
Swedish Match AB	2,136	63,632

		729,685

		12,065,883

36	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 2.9%
Communications Equipment – 0.4%
Alcatel-Lucent(a)	12,040	$48,258
Cisco Systems, Inc.	2,794	81,892
Eastern Communications Co., Ltd. – Class B	344,828	426,207
F5 Networks, Inc.(a)	638	80,190
Harris Corp.	732	57,989
Juniper Networks, Inc.	2,936	81,621
Motorola Solutions, Inc.	1,610	94,990
Nokia Oyj	8,113	59,360
Palo Alto Networks, Inc.(a)	501	84,915
QUALCOMM, Inc.	1,464	102,012
Shanghai Potevio Co., Ltd. – Class B(a)	142,186	257,925
Telefonaktiebolaget LM Ericsson – Class B	6,151	69,233

		1,444,592

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	1,773	101,150
Arrow Electronics, Inc.(a)	1,263	76,778
Avnet, Inc.	1,727	76,005
Citizen Holdings Co., Ltd.	2,800	20,381
Corning, Inc.	3,443	72,028
Dongxu Optoelectronic Technology Co., Ltd. – Class B	377,682	407,705
Flextronics International Ltd.(a)	6,183	75,123
FLIR Systems, Inc.	2,712	82,852
Hamamatsu Photonics KK	700	21,509
Hexagon AB – Class B	2,045	75,066
Hirose Electric Co., Ltd.	200	28,446
Hitachi High-Technologies Corp.	700	19,685
Hitachi Ltd.	3,000	20,421
Hoya Corp.	600	22,060
Ibiden Co., Ltd.	1,100	20,540
INESA Electron Co., Ltd. – Class B(a)(b)(c)	752,880	584,235
Japan Display, Inc.(a)	5,400	22,618
Kyocera Corp.	400	21,706
Murata Manufacturing Co., Ltd.	100	16,208
Nippon Electric Glass Co., Ltd.	4,000	21,147
Omron Corp.	500	23,171
Shimadzu Corp.	2,000	26,437
TDK Corp.	300	23,936
TE Connectivity Ltd.	1,401	96,669
Trimble Navigation Ltd.(a)	1,638	38,395
Yaskawa Electric Corp.	1,500	20,963
Yokogawa Electric Corp.	1,800	21,275

		2,036,509

Internet Software & Services – 0.3%
Akamai Technologies, Inc.(a)	983	74,973
eBay, Inc.(a)	1,600	98,176
Equinix, Inc.	325	87,123

AB GLOBAL RISK ALLOCATION FUND •	37

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Facebook, Inc. – Class A(a)	971	$76,894
Google, Inc. – Class A(a)	171	93,250
Google, Inc. – Class C(a)	140	74,495
Kakaku.com, Inc.	1,300	20,173
LinkedIn Corp. – Class A(a)	303	59,064
Mixi, Inc.	500	21,265
Rackspace Hosting, Inc.(a)	1,037	41,573
Twitter, Inc.(a)	1,959	71,837
United Internet AG	1,385	64,693
VeriSign, Inc.(a)(d)	1,434	90,614
Yahoo Japan Corp.	4,700	20,979
Yahoo!, Inc.(a)	1,707	73,290
Zillow Group, Inc.(a)(d)	444	40,577

		1,008,976

IT Services – 0.6%
Accenture PLC – Class A	1,033	99,209
Alliance Data Systems Corp.(a)	294	87,621
Amadeus IT Holding SA – Class A	1,662	75,610
Atos SE	833	63,935
Automatic Data Processing, Inc.	1,254	107,229
Cap Gemini SA	596	51,668
CGI Group, Inc. – Class A(a)	1,659	70,277
Cognizant Technology Solutions Corp. – Class A(a)	1,304	84,395
Computer Sciences Corp.	1,006	69,012
Computershare Ltd.	2,779	27,269
Fidelity National Information Services, Inc.	1,510	94,677
Fiserv, Inc.(a)	1,463	117,259
FleetCor Technologies, Inc.(a)	500	76,070
Fujitsu Ltd.	4,000	22,368
International Business Machines Corp.	606	102,808
Itochu Techno-Solutions Corp.	1,000	23,558
MasterCard, Inc. – Class A	1,047	96,596
Nomura Research Institute Ltd.	500	19,134
NTT Data Corp.	500	22,143
Otsuka Corp.	500	24,227
Paychex, Inc.	2,387	117,942
Shanghai Baosight Software Co., Ltd.	97,721	552,505
Teradata Corp.(a)	1,572	61,214
Total System Services, Inc.	2,069	85,243
Vantiv, Inc. – Class A(a)	1,834	73,360
Visa, Inc. – Class A	1,520	104,394
Western Union Co. (The) – Class W	3,247	71,272
Xerox Corp.	6,730	76,857

		2,477,852

Semiconductors & Semiconductor Equipment – 0.4%
Advantest Corp.	1,600	19,008
Altera Corp.	738	36,051
Analog Devices, Inc.	1,172	79,649

38	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Applied Materials, Inc.	3,290	$66,228
ARM Holdings PLC	3,439	60,830
ASM Pacific Technology Ltd.	1,900	19,720
ASML Holding NV	547	61,228
Avago Technologies Ltd.	402	59,524
Broadcom Corp. – Class A	1,645	93,518
Cree, Inc.(a)(d)	1,820	55,110
Infineon Technologies AG	4,242	55,399
Intel Corp.	2,428	83,669
KLA-Tencor Corp.	1,302	77,677
Lam Research Corp.	950	78,138
Linear Technology Corp.	1,670	79,910
Marvell Technology Group Ltd.	4,061	56,813
Maxim Integrated Products, Inc.	2,550	89,428
Microchip Technology, Inc.(d)	1,495	73,449
Micron Technology, Inc.(a)	2,002	55,916
NVIDIA Corp.	2,706	59,884
Qorvo, Inc.(a)	1,057	86,833
Rohm Co., Ltd.	300	21,141
Skyworks Solutions, Inc.	772	84,426
STMicroelectronics NV	6,929	59,047
Texas Instruments, Inc.	1,596	89,248
Tokyo Electron Ltd.	300	19,281
Xilinx, Inc.	1,767	83,791

		1,704,916

Software – 0.5%
Activision Blizzard, Inc.	2,719	68,682
Adobe Systems, Inc.(a)	994	78,616
ANSYS, Inc.(a)	892	79,388
Autodesk, Inc.(a)	1,159	62,760
CA, Inc.	2,498	76,064
Citrix Systems, Inc.(a)	1,234	80,222
COLOPL, Inc.	1,000	20,630
Constellation Software, Inc./Canada	184	75,310
Dassault Systemes	1,041	81,229
Electronic Arts, Inc.(a)	1,125	70,599
FireEye, Inc.(a)(d)	1,820	84,757
Gemalto NV	618	53,982
GungHo Online Entertainment, Inc.	5,300	19,458
Intuit, Inc.	897	93,423
Konami Corp.	1,000	18,652
Microsoft Corp.	2,091	97,984
NetSuite, Inc.(a)	750	70,065
Nexon Co., Ltd.	1,600	21,531
Nintendo Co., Ltd.	100	16,870
Nuance Communications, Inc.(a)	3,924	66,198
Open Text Corp.	1,445	61,549
Oracle Corp.	1,934	84,110
Oracle Corp. Japan	500	21,541
Red Hat, Inc.(a)	909	70,238

AB GLOBAL RISK ALLOCATION FUND •	39

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Sage Group PLC (The)	8,157	$70,935
Salesforce.com, Inc.(a)	683	49,688
SAP SE	1,177	87,385
ServiceNow, Inc.(a)	996	76,304
Symantec Corp.	3,023	74,441
Synopsys, Inc.(a)	2,051	102,324
Trend Micro, Inc./Japan	700	24,525
VMware, Inc. – Class A(a)	942	82,255
Workday, Inc. – Class A(a)	806	63,610

		2,105,325

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.	584	76,084
BlackBerry Ltd.(a)	4,607	45,233
Brother Industries Ltd.	1,300	20,258
Canon, Inc.	800	27,607
EMC Corp./MA	3,405	89,688
Fujifilm Holdings Corp.	700	26,637
Hewlett-Packard Co.	2,196	73,346
Konica Minolta, Inc.	1,900	23,792
NEC Corp.	6,000	19,577
NetApp, Inc.	2,136	71,342
Ricoh Co., Ltd.	2,000	20,780
SanDisk Corp.	943	64,482
Seagate Technology PLC	1,208	67,213
Seiko Epson Corp.	1,100	20,255
Western Digital Corp.	768	74,772

		721,066

		11,499,236

Health Care – 2.7%
Biotechnology – 0.3%
Actelion Ltd. (REG)(a)	581	81,274
Alexion Pharmaceuticals, Inc.(a)	354	58,000
Alkermes PLC(a)	1,480	90,428
Amgen, Inc.	474	74,067
Biogen, Inc.(a)	167	66,297
BioMarin Pharmaceutical, Inc.(a)	377	47,340
Celgene Corp.(a)	571	65,345
CSL Ltd.	852	60,706
Gilead Sciences, Inc.(a)	763	85,662
Grifols SA	1,945	77,591
Incyte Corp.(a)	821	90,433
Isis Pharmaceuticals, Inc.(a)(d)	1,368	92,094
Medivation, Inc.(a)	680	89,794
Regeneron Pharmaceuticals, Inc.(a)	113	57,919
Vertex Pharmaceuticals, Inc.(a)	311	39,898

		1,076,848

40	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.6%
Abbott Laboratories	2,237	$108,718
Baxter International, Inc.	1,632	108,707
Becton Dickinson and Co.	784	110,160
Boston Scientific Corp.(a)	4,450	81,301
Cochlear Ltd.	672	45,347
Coloplast A/S – Class B	1,332	100,464
Cooper Cos., Inc. (The)	502	91,249
CR Bard, Inc.	609	103,725
DENTSPLY International, Inc.	1,931	100,480
Edwards Lifesciences Corp.(a)	606	79,216
Elekta AB – Class B	8,525	60,039
Essilor International SA	794	96,862
Getinge AB – Class B	3,999	96,789
Hologic, Inc.(a)	2,578	92,215
Intuitive Surgical, Inc.(a)	180	87,795
Medtronic PLC	1,188	90,668
Olympus Corp.	1,200	40,776
ResMed, Inc.(d)	1,302	76,584
Smith & Nephew PLC	4,220	74,888
Sonova Holding AG	781	117,800
St Jude Medical, Inc.	1,223	90,196
Stryker Corp.	1,151	110,646
Sysmex Corp.	800	46,151
Terumo Corp.	1,500	34,019
Varian Medical Systems, Inc.(a)	1,157	100,196
William Demant Holding A/S(a)	1,147	94,475
Zimmer Holdings, Inc.	822	93,782

		2,333,248

Health Care Providers & Services – 0.7%
Aetna, Inc.	844	99,567
Alfresa Holdings Corp.	2,900	44,293
AmerisourceBergen Corp. – Class A	877	98,715
Anthem, Inc.	514	86,275
Cardinal Health, Inc.	1,183	104,305
Catamaran Corp.(a)	3,131	187,442
Celesio AG	3,078	89,647
China National Accord Medicines Corp. Ltd. – Class B	33,841	240,049
Cigna Corp.	675	95,060
DaVita HealthCare Partners, Inc.(a)	1,555	130,278
Express Scripts Holding Co.(a)	1,026	89,406
Fresenius Medical Care AG & Co. KGaA	1,151	98,584
Fresenius SE & Co. KGaA	1,466	93,517
HCA Holdings, Inc.(a)	1,109	90,750
Healthscope Ltd.	19,742	41,957
Henry Schein, Inc.(a)	846	119,853
Humana, Inc.	506	108,613
Laboratory Corp. of America Holdings(a)	841	99,196

AB GLOBAL RISK ALLOCATION FUND •	41

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

McKesson Corp.	441	$104,618
Medipal Holdings Corp.	3,100	47,806
Miraca Holdings, Inc.	900	43,343
Omnicare, Inc.	843	80,330
Patterson Cos., Inc.	2,241	107,209
Quest Diagnostics, Inc.	1,264	95,091
Ramsay Health Care Ltd.	879	42,539
Ryman Healthcare Ltd.	7,117	40,274
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H(a)	68,300	227,890
Sonic Healthcare Ltd.	3,597	55,036
Suzuken Co., Ltd./Aichi Japan	1,400	45,453
UnitedHealth Group, Inc.	751	90,278
Universal Health Services, Inc. – Class B	715	92,650

		2,990,024

Health Care Technology – 0.0%
Cerner Corp.(a)	1,116	75,096
M3, Inc.	2,300	43,663

		118,759

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	1,940	79,909
Illumina, Inc.(a)	364	75,013
Lonza Group AG(a)	674	94,773
Mettler-Toledo International, Inc.(a)	255	82,793
QIAGEN NV(a)	3,731	91,471
Quintiles Transnational Holdings, Inc.(a)	1,273	88,741
Thermo Fisher Scientific, Inc.	810	105,000
Waters Corp.(a)	788	105,292

		722,992

Pharmaceuticals – 0.9%
AbbVie, Inc.	1,805	120,200
Actavis PLC(a)	624	191,449
Astellas Pharma, Inc.	3,000	43,541
AstraZeneca PLC	1,632	109,908
Bayer AG	614	87,291
Bristol-Myers Squibb Co.	1,256	81,138
Chugai Pharmaceutical Co., Ltd.	1,100	32,766
Daiichi Sankyo Co., Ltd.	2,800	52,676
Eisai Co., Ltd.	500	31,215
Eli Lilly & Co.	1,470	115,983
Endo International PLC(a)	976	81,750
GlaxoSmithKline PLC	5,222	116,029
Hisamitsu Pharmaceutical Co., Inc.	1,000	40,405
Hospira, Inc.(a)	399	35,279
Jazz Pharmaceuticals PLC(a)	472	84,653
Johnson & Johnson	1,274	127,578
Kyowa Hakko Kirin Co., Ltd.	3,000	37,757
Mallinckrodt PLC(a)	704	91,126
Merck & Co., Inc.	1,882	114,595

42	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Merck KGaA	781	$83,684
Mitsubishi Tanabe Pharma Corp.	2,600	41,185
Mylan NV(a)	779	56,579
Novartis AG (REG)	1,212	124,389
Novo Nordisk A/S – Class B	1,759	99,789
Ono Pharmaceutical Co., Ltd.	400	43,676
Orion Oyj – Class B	2,825	94,573
Otsuka Holdings Co., Ltd.	1,400	43,685
Perrigo Co. PLC	343	65,273
Pfizer, Inc.	3,461	120,270
Roche Holding AG	422	128,656
Sanofi	1,007	99,170
Santen Pharmaceutical Co., Ltd.	3,300	45,703
Shanghai Shenqi Pharmaceutical Investment Management Co., Ltd. – Class B(a)	114,050	321,621
Shionogi & Co., Ltd.	1,300	45,970
Shire PLC	871	75,333
Sumitomo Dainippon Pharma Co., Ltd.	3,700	42,020
Taisho Pharmaceutical Holdings Co., Ltd.	600	41,499
Takeda Pharmaceutical Co., Ltd.	1,000	48,512
UCB SA	1,239	88,523
Valeant Pharmaceuticals International, Inc.(a)	250	59,593
Zoetis, Inc.	1,699	84,559

		3,449,601

		10,691,472

Materials – 2.5%
Chemicals – 1.2%
Agrium, Inc. (Toronto)	929	96,508
Air Liquide SA	545	70,120
Air Products & Chemicals, Inc.	791	116,087
Air Water, Inc.	1,000	17,909
Airgas, Inc.	1,410	143,735
Akzo Nobel NV	833	63,338
Albemarle Corp.	1,411	84,872
Arkema SA	620	45,979
Asahi Kasei Corp.	3,000	26,538
Ashland, Inc.	965	122,941
BASF SE	603	55,943
Celanese Corp. – Series A	1,610	110,848
CF Industries Holdings, Inc.	326	102,977
Croda International PLC	1,242	55,502
Daicel Corp.	2,100	27,218
Danhua Chemical Technology Co., Ltd. – Class B(a)(b)(c)	216,297	197,479
Dow Chemical Co. (The)	2,129	110,857
Eastman Chemical Co.	1,322	101,490
Ecolab, Inc.	1,066	122,217
EI du Pont de Nemours & Co.	1,607	114,113
EMS-Chemie Holding AG (REG)	134	57,046
FMC Corp.	1,823	104,221

AB GLOBAL RISK ALLOCATION FUND •	43

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

FUCHS PETROLUB SE (Preference Shares)	1,595	$70,075
Givaudan SA (REG)(a)	44	80,609
Hitachi Chemical Co., Ltd.	1,400	27,597
Hubei Sanonda Co., Ltd. – Class B	172,585	234,828
Incitec Pivot Ltd.	8,854	26,885
International Flavors & Fragrances, Inc.	545	64,877
Johnson Matthey PLC	1,102	59,089
JSR Corp.	1,500	27,225
K&S AG	1,428	46,590
Kaneka Corp.	4,000	29,149
Kansai Paint Co., Ltd.	1,000	17,211
Koninklijke DSM NV	1,131	66,956
Kuraray Co., Ltd.	2,200	28,777
LANXESS AG	915	50,876
Linde AG	350	67,250
LyondellBasell Industries NV – Class A	866	87,553
Methanex Corp.	1,210	67,155
Mitsubishi Chemical Holdings Corp.	4,200	26,342
Mitsubishi Gas Chemical Co., Inc.	5,000	28,955
Mitsui Chemicals, Inc.	8,000	26,000
Monsanto Co.	1,045	122,244
Mosaic Co. (The)	2,409	110,453
Nippon Paint Holdings Co., Ltd.	800	24,706
Nitto Denko Corp.	500	38,716
Novozymes A/S – Class B	1,198	57,571
OCI NV(a)	1,494	44,021
Orica Ltd.	1,717	28,585
Potash Corp. of Saskatchewan, Inc.	3,348	105,372
PPG Industries, Inc.	566	129,552
Praxair, Inc.	1,235	151,732
Shanghai Chlor-Alkali Chemical Co., Ltd. – Class B	290,716	278,797
Sherwin-Williams Co. (The)	434	125,070
Shin-Etsu Chemical Co., Ltd.	500	30,431
Sigma-Aldrich Corp.	278	38,725
Sika AG	16	55,047
Solvay SA	475	65,694
Sumitomo Chemical Co., Ltd.	5,000	29,043
Symrise AG	878	55,978
Syngenta AG	161	73,261
Taiyo Nippon Sanso Corp.	2,000	24,642
Teijin Ltd.	8,000	29,755
Toray Industries, Inc.	3,000	24,909
Umicore SA	1,355	66,542
Westlake Chemical Corp.	1,236	87,150
Yara International ASA	1,106	55,725

		4,935,658

Construction Materials – 0.3%
Boral Ltd.	6,350	30,271
CRH PLC	1,606	44,983
CSG Holding Co., Ltd. – Class B	272,096	349,175

44	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Fletcher Building Ltd.	5,509	$34,164
HeidelbergCement AG	674	54,746
Holcim Ltd.(a)	765	60,399
Imerys SA	799	59,738
James Hardie Industries PLC	2,397	32,160
Lafarge SA	455	32,058
Martin Marietta Materials, Inc.	648	96,559
Shanghai Yaohua Pilkington Glass Group Co., Ltd. – Class B	235,468	229,110
Taiheiyo Cement Corp.	8,000	23,372
Vulcan Materials Co.	1,154	103,779

		1,150,514

Containers & Packaging – 0.2%
Amcor Ltd./Australia	2,421	26,718
Avery Dennison Corp.	1,448	89,646
Ball Corp.	1,499	106,414
Crown Holdings, Inc.(a)	2,085	115,280
MeadWestvaco Corp.	398	20,115
Owens-Illinois, Inc.(a)	3,696	88,334
Rexam PLC	7,738	66,068
Rock-Tenn Co. – Class A	1,640	106,830
Sealed Air Corp.	1,952	95,062
Toyo Seikan Group Holdings Ltd.	1,400	21,113

		735,580

Metals & Mining – 0.6%
Agnico Eagle Mines Ltd.	1,754	56,445
Alcoa, Inc.	5,951	74,388
Alumina Ltd.	16,397	22,049
Angang Steel Co., Ltd. – Class H	248,000	204,632
Anglo American PLC	1,887	29,568
Antofagasta PLC	3,289	37,614
ArcelorMittal (Euronext Amsterdam)	3,947	42,081
Barrick Gold Corp.	4,885	57,822
BHP Billiton Ltd.	1,223	27,273
BHP Billiton PLC	2,008	42,336
Boliden AB	2,075	44,556
Eldorado Gold Corp.	8,561	41,235
First Quantum Minerals Ltd.	5,892	76,185
Fortescue Metals Group Ltd.	5,513	10,118
Franco-Nevada Corp.	1,291	66,398
Freeport-McMoRan, Inc.	2,470	48,536
Fresnillo PLC	3,502	40,664
Glencore PLC(a)	9,296	41,003
Goldcorp, Inc.	3,667	65,107
Hitachi Metals Ltd.	2,000	33,100
Iluka Resources Ltd.	3,299	22,577
JFE Holdings, Inc.	1,100	26,727
Jiangxi Copper Co., Ltd. – Class H	94,000	185,614
Kinross Gold Corp.(a)	37,390	88,394

AB GLOBAL RISK ALLOCATION FUND •	45

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kobe Steel Ltd.	18,000	$33,604
Maruichi Steel Tube Ltd.	1,000	26,356
Mitsubishi Materials Corp.	7,000	27,632
New Gold, Inc.(a)	27,237	88,483
Newcrest Mining Ltd.(a)	1,954	21,168
Newmont Mining Corp.	2,880	78,451
Nippon Steel & Sumitomo Metal Corp.	12,000	32,852
Norsk Hydro ASA	10,685	49,900
Nucor Corp.	2,055	97,202
Randgold Resources Ltd.	618	44,752
Rio Tinto Ltd.	674	29,779
Rio Tinto PLC	1,050	45,921
Silver Wheaton Corp.	3,459	66,059
South32 Ltd.(a)	3,231	5,363
Sumitomo Metal Mining Co., Ltd.	2,000	30,766
Teck Resources Ltd. – Class B	3,421	39,805
ThyssenKrupp AG	1,743	46,264
Turquoise Hill Resources Ltd.(a)	20,401	89,570
voestalpine AG	1,422	59,122
Yamana Gold, Inc.	24,169	86,873
Yamato Kogyo Co., Ltd.	1,100	26,398

		2,410,742

Paper & Forest Products – 0.2%
International Paper Co.	1,964	101,794
Oji Holdings Corp.	6,000	26,604
Shandong Chenming Paper Holdings Ltd. – Class B	400,425	341,363
Stora Enso Oyj – Class R	5,122	53,680
UPM-Kymmene Oyj	3,177	57,095
West Fraser Timber Co., Ltd.	1,675	92,370

		672,906

		9,905,400

Energy – 2.2%
Energy Equipment & Services – 0.4%
Amec Foster Wheeler PLC	7,618	110,861
Baker Hughes, Inc.	959	61,817
Cameron International Corp.(a)	936	48,045
China Oilfield Services Ltd. – Class H	192,000	353,930
Core Laboratories NV(d)	385	45,230
Diamond Offshore Drilling, Inc.(d)	962	29,187
Ensco PLC – Class A	1,315	30,902
FMC Technologies, Inc.(a)	1,240	51,820
Halliburton Co.	1,182	53,663
Helmerich & Payne, Inc.	624	45,546
Nabors Industries Ltd.	2,237	32,996
National Oilwell Varco, Inc.	914	44,960
Noble Corp. PLC(d)	1,994	33,399
Oceaneering International, Inc.	1,045	53,086
Petrofac Ltd.	4,050	56,057
Saipem SpA(a)	5,054	64,272

46	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Schlumberger Ltd.	724	$65,717
Seadrill Ltd.	2,610	31,346
Subsea 7 SA	5,288	55,387
Superior Energy Services, Inc.	1,544	35,651
Technip SA	1,262	83,165
Tenaris SA	5,974	86,333
Transocean Ltd. (Zurich)	2,549	49,144
Weatherford International PLC(a)	2,677	36,996
WorleyParsons Ltd.	4,325	35,795

		1,595,305

Oil, Gas & Consumable Fuels – 1.8%
AltaGas Ltd.	1,520	48,475
Anadarko Petroleum Corp.	636	53,176
Antero Resources Corp.(a)(d)	1,134	45,371
Apache Corp.	809	48,411
ARC Resources Ltd.	2,590	47,443
Baytex Energy Corp.	2,105	35,817
BG Group PLC	4,698	81,889
BP PLC	14,608	101,083
Cabot Oil & Gas Corp.	1,712	58,140
Caltex Australia Ltd.	1,660	42,627
Cameco Corp.	2,956	44,307
Canadian Natural Resources Ltd.	1,531	47,250
Canadian Oil Sands Ltd.	4,811	42,090
Cenovus Energy, Inc.	2,777	45,822
Cheniere Energy, Inc.(a)	656	49,744
Chesapeake Energy Corp.(d)	2,101	29,645
Chevron Corp.	775	79,825
China Petroleum & Chemical Corp. – Class H	942,000	826,426
China Shenhua Energy Co., Ltd. – Class H	287,000	702,453
Cimarex Energy Co.	426	49,207
Cobalt International Energy, Inc.(a)	2,189	22,240
Concho Resources, Inc.(a)	385	46,315
ConocoPhillips	1,070	68,138
CONSOL Energy, Inc.	1,185	32,990
Continental Resources, Inc./OK(a)	701	31,938
Crescent Point Energy Corp.	1,976	44,776
Devon Energy Corp.	929	60,589
Enbridge, Inc.	1,609	76,957
Encana Corp.	3,093	39,197
Energen Corp.	456	31,555
Enerplus Corp.	3,352	32,399
Eni SpA	6,250	112,629
EOG Resources, Inc.	636	56,407
EQT Corp.	726	61,761
Exxon Mobil Corp.	1,060	90,312
Galp Energia SGPS SA	5,768	67,900
Hess Corp.	814	54,961
HollyFrontier Corp.	1,329	55,353
Husky Energy, Inc.	2,348	46,144

AB GLOBAL RISK ALLOCATION FUND •	47

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Idemitsu Kosan Co., Ltd.	2,200	$43,405
Imperial Oil Ltd.	1,425	55,895
Inpex Corp.	3,100	38,028
Inter Pipeline Ltd.	1,974	49,112
JX Holdings, Inc.	13,100	57,760
Keyera Corp.	1,429	47,055
Kinder Morgan, Inc./DE	2,191	90,905
Koninklijke Vopak NV	2,131	105,933
Lundin Petroleum AB(a)	6,109	96,383
Marathon Oil Corp.	1,937	52,667
Marathon Petroleum Corp.	626	64,766
MEG Energy Corp.(a)	2,882	46,349
Murphy Oil Corp.	1,351	58,714
Neste Oil Oyj	3,242	82,239
Noble Energy, Inc.	1,025	44,874
Occidental Petroleum Corp.	939	73,420
OMV AG	3,318	94,142
ONEOK, Inc.	1,312	54,999
Origin Energy Ltd.	5,226	52,881
Paramount Resources Ltd. – Class A(a)	1,825	47,019
Pembina Pipeline Corp.	1,823	58,768
Petroleo Brasileiro SA (ADR)(a)(d)	97,720	815,962
Peyto Exploration & Development Corp.	1,829	49,578
Phillips 66	860	68,043
Pioneer Natural Resources Co.	310	45,827
PrairieSky Royalty Ltd.	1,835	49,284
QEP Resources, Inc.	2,183	41,106
Range Resources Corp.	736	40,782
Repsol SA	5,955	113,360
Royal Dutch Shell PLC – Class A	3,085	91,959
Royal Dutch Shell PLC – Class B	3,523	106,602
Santos Ltd.	5,241	32,881
Showa Shell Sekiyu KK	4,600	42,923
Southwestern Energy Co.(a)	1,417	36,516
Spectra Energy Corp.	2,168	76,249
Statoil ASA	4,560	85,138
Suncor Energy, Inc. (Toronto)	1,807	52,818
Tesoro Corp.	463	40,975
TonenGeneral Sekiyu KK	6,000	56,562
TOTAL SA	2,187	110,368
Tourmaline Oil Corp.(a)	1,505	48,638
TransCanada Corp.	1,710	74,115
Tullow Oil PLC	5,977	36,096
Valero Energy Corp.	990	58,648
Vermilion Energy, Inc.	1,079	46,306
Whiting Petroleum Corp.(a)	949	31,308
Williams Cos., Inc. (The)	1,427	72,920
Woodside Petroleum Ltd.	1,614	45,022

		7,197,062

		8,792,367

48	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 1.5%
Electric Utilities – 0.6%
American Electric Power Co., Inc.	1,313	$73,909
AusNet Services	33,187	38,587
Cheung Kong Infrastructure Holdings Ltd.	5,000	41,180
Chubu Electric Power Co., Inc.	2,100	31,655
Chugoku Electric Power Co., Inc. (The)	2,400	36,331
CLP Holdings Ltd.	6,500	56,789
Contact Energy Ltd.	9,222	40,237
Duke Energy Corp.	1,070	81,031
Edison International	1,001	60,871
EDP - Energias de Portugal SA	21,395	83,466
Electricite de France SA	3,395	83,388
Endesa SA	4,341	81,122
Enel SpA	15,437	75,035
Entergy Corp.	879	67,217
Eversource Energy	1,334	65,699
Exelon Corp.	1,798	60,826
FirstEnergy Corp.	1,806	64,438
Fortis, Inc./Canada	2,013	61,478
Fortum Oyj	4,041	76,883
Hokuriku Electric Power Co.	2,600	39,371
Iberdrola SA	13,649	94,326
Kansai Electric Power Co., Inc. (The)(a)	3,100	34,300
Kyushu Electric Power Co., Inc.(a)	2,900	33,794
Mighty River Power Ltd.	17,645	35,802
NextEra Energy, Inc.	750	76,755
OGE Energy Corp.	2,269	71,473
Pepco Holdings, Inc.	587	15,996
Pinnacle West Capital Corp.	990	60,311
Power Assets Holdings Ltd.	5,000	47,812
PPL Corp.	2,100	72,891
Red Electrica Corp. SA	1,052	88,428
Shikoku Electric Power Co., Inc.	2,700	39,824
Southern Co. (The)	2,041	89,171
SSE PLC	4,439	112,963
Terna Rete Elettrica Nazionale SpA	22,262	106,304
Tohoku Electric Power Co., Inc.	2,200	30,754
Tokyo Electric Power Co., Inc.(a)	6,700	38,110
Xcel Energy, Inc.	2,105	71,675

		2,340,202

Gas Utilities – 0.1%
APA Group	5,386	38,279
Enagas SA	3,126	89,846
Gas Natural SDG SA	3,334	81,951
Hong Kong & China Gas Co., Ltd.	22,800	54,851
Osaka Gas Co., Ltd.	12,000	47,934
Snam SpA	16,571	82,076
Toho Gas Co., Ltd.	6,000	37,299
Tokyo Gas Co., Ltd.	8,000	44,119

		476,355

AB GLOBAL RISK ALLOCATION FUND •	49

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Independent Power and Renewable Electricity Producers – 0.3%
AES Corp./VA	3,784	$51,462
Calpine Corp.(a)	2,296	46,150
Datang International Power Generation Co., Ltd. – Class H	670,000	392,323
Electric Power Development Co., Ltd.	1,103	38,207
Enel Green Power SpA	40,660	77,033
Huadian Power International Corp., Ltd. – Class H	450,000	519,583
Meridian Energy Ltd.	26,738	43,819
NRG Energy, Inc.	1,733	43,672
TransAlta Corp.	6,911	60,018

		1,272,267

Multi-Utilities – 0.5%
AGL Energy Ltd.	4,087	50,580
Alliant Energy Corp.	1,196	73,315
Ameren Corp.	1,549	62,316
Atco Ltd./Canada – Class I	1,767	61,822
Canadian Utilities Ltd. – Class A	2,114	62,777
CenterPoint Energy, Inc.	3,070	62,536
Centrica PLC	22,090	93,594
CMS Energy Corp.	1,810	61,793
Consolidated Edison, Inc.	1,288	79,650
Dominion Resources, Inc./VA	1,080	76,162
DTE Energy Co.	859	68,059
E.ON SE	4,937	72,648
GDF Suez	4,010	80,832
Integrys Energy Group, Inc.	189	13,591
MDU Resources Group, Inc.	2,820	59,051
National Grid PLC	8,081	115,711
NiSource, Inc.	1,494	70,487
PG&E Corp.	1,348	72,078
Public Service Enterprise Group, Inc.	1,414	60,279
RWE AG	2,563	59,924
SCANA Corp.	1,328	70,596
Sempra Energy	677	72,757
Suez Environnement Co.	3,158	60,840
United Utilities Group PLC	7,259	110,603
Veolia Environnement SA	3,727	77,586
Wisconsin Energy Corp.	1,386	66,916

		1,816,503

Water Utilities – 0.0%
American Water Works Co., Inc.	1,422	75,181
Severn Trent PLC	2,948	99,125

		174,306

		6,079,633

50	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	3,051	$105,382
BCE, Inc.	2,875	125,995
Belgacom SA	2,160	75,000
BT Group PLC	11,572	79,147
CenturyLink, Inc.	2,489	82,734
Deutsche Telekom AG	3,539	61,050
Elisa Oyj	3,031	93,066
Frontier Communications Corp.(d)	7,388	38,048
HKT Trust & HKT Ltd.	16,000	20,140
Iliad SA	208	47,140
Inmarsat PLC	4,386	66,641
Koninklijke KPN NV	15,815	57,333
Level 3 Communications, Inc.(a)	1,350	74,898
Nippon Telegraph & Telephone Corp.	300	20,748
Orange SA	3,809	60,045
PCCW Ltd.	31,000	19,364
Singapore Telecommunications Ltd.	6,500	19,863
Spark New Zealand Ltd	9,974	19,532
Swisscom AG (REG)	179	103,765
TDC A/S	11,544	86,211
Telecom Italia SpA (ordinary shares)(a)	40,852	50,244
Telecom Italia SpA (savings shares)	51,585	51,066
Telefonica Deutschland Holding AG	11,782	65,206
Telefonica SA	5,836	82,722
Telenor ASA	3,474	78,653
TeliaSonera AB	16,336	96,395
Telstra Corp., Ltd.	8,379	39,746
TELUS Corp.	2,398	81,643
TPG Telecom Ltd.	2,969	20,403
Verizon Communications, Inc.	2,420	119,645

		1,941,825

Wireless Telecommunication Services – 0.2%
KDDI Corp.	900	20,260
Millicom International Cellular SA	853	68,494
NTT DOCOMO, Inc.	1,500	26,953
Rogers Communications, Inc. – Class B	2,755	94,794
SBA Communications Corp. – Class A(a)	759	84,864
SoftBank Corp.	300	17,858
Sprint Corp.(a)(d)	15,079	70,117
StarHub Ltd.	6,500	19,375
T-Mobile US, Inc.(a)	1,784	69,362
Tele2 AB – Class B	7,148	84,154
Vodafone Group PLC	19,965	78,043

		634,274

		2,576,099

Total Common Stocks (cost $104,900,579)		117,553,116

AB GLOBAL RISK ALLOCATION FUND •	51

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 16.9%
Canada – 2.3%
Canadian Government Bond 4.25%, 12/01/21	CAD	8,548	$9,061,833

Germany – 3.1%
Deutsche Bundesrepublik Inflation Linked Bond 1.75%, 4/15/20	EUR	9,912	12,242,208

Italy – 1.1%
Italy Buoni Poliennali Del Tesoro 2.10%, 9/15/21(e)	EUR	3,670	4,451,531

Japan – 2.5%
Japanese Government CPI Linked Bond Series 17 0.10%, 9/10/23	JPY	1,176,546	10,175,751

Sweden – 1.6%
Sweden Inflation Linked Bond Series 3108 0.25%, 6/01/22	SEK	49,405	6,289,804

Turkey – 4.7%
Turkey Government Bond 3.00%, 2/23/22	TRY	22,626	8,854,925
3.50%, 2/20/19		24,927	9,816,641

			18,671,566

United States – 1.6%
U.S. Treasury Inflation Index 1.375%, 2/15/44 (TIPS)(f)	U.S.$	5,602	6,238,299

Total Inflation-Linked Securities (cost $75,375,591)			67,130,992

GOVERNMENTS – TREASURIES – 13.0%
Brazil – 8.0%
Brazil Letras do Tesouro Nacional Zero Coupon, 1/01/16	BRL	62,500	18,158,228
Brazil Notas do Tesouro Nacional Serie B 6.00%, 8/15/50		6,533	5,542,881
Serie F 10.00%, 1/01/21		27,900	7,963,829

			31,664,938

Canada – 5.0%
Canadian Government Bond 3.50%, 12/01/45	CAD	19,220	19,913,935

Total Governments – Treasuries (cost $51,737,926)			51,578,873

52	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 3.4%
Funds and Investment Trusts – 3.4%
iShares Core MSCI Emerging Markets ETF	198,389	$9,909,531
iShares MSCI Emerging Markets ETF	91,475	3,761,452

Total Investment Companies (cost $13,945,543)		13,670,983

PREFERRED STOCKS – 1.5%
Financials – 1.5%
Real Estate Investment Trusts (REITs) – 1.5%
Apartment Investment & Management Co. 6.875%(d)	42,000	1,162,350
Hersha Hospitality Trust Series C 6.875%	60,000	1,575,000
Pebblebrook Hotel Trust 6.50%	65,950	1,714,700
Sabra Health Care REIT, Inc. Series A 7.125%	53,175	1,371,915

Total Preferred Stocks (cost $5,528,125)		5,823,965

	Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Indices – 0.1%
IBOV Index Expiration: March 2016, Exercise Price: BRL 48,000.00(a)(g) (premiums paid $500,055)	1,082	567,874

	Shares
RIGHTS – 0.0%
Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Safeway CASA LEY CVR, expiring 2/02/19(a)	620	30
Safeway PDC, LLC CVR, expiring 2/02/17(a)	620	629

		659

Financials – 0.0%
Banks – 0.0%
Banca Monte dei Paschi di Siena SpA, expiring 6/12/15(a)	624	4,140

Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC, 7/15/15(a)(b)(c)	277,911	425

Machinery – 0.0%
Atlas Copco AB, expiring 6/16/15(a)	835	583
Atlas Copco AB, expiring 6/09/15(a)	942	657

		1,240

		1,665

AB GLOBAL RISK ALLOCATION FUND •	53

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Information Technology – 0.0%
Software – 0.0%
Constellation Software, expiring 9/15/15(a)		188	$38

Total Rights (cost $8,961)			6,502

SHORT-TERM INVESTMENTS – 33.0%
Investment Companies – 31.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(h)(i) (cost $123,093,335)		123,093,335	123,093,335

		Principal Amount (000)
U.S. TREASURY BILLS – 1.9%
U.S. Treasury Bill Zero Coupon, 7/09/15	U.S.$	2,500	2,499,941
Zero Coupon, 7/16/15-8/20/15(f)		5,000	4,999,830

Total U.S. Treasury Bills (cost $7,499,771)			7,499,771

Total Short-Term Investments (cost $130,593,106)			130,593,106

Total Investments Before Security Lending Collateral for Securities Loaned – 97.6% (cost $382,589,886)			386,925,411

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Exchange Reserves – Class I, 0.07%(h)(i) (cost $2,325,048)		2,325,048	2,325,048

Total Investments – 98.2% (cost $384,914,934)			389,250,459
Other assets less liabilities – 1.8%			7,048,070

Net Assets – 100.0%			$396,298,529

54	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	17	July 2015	$1,112,001	$1,124,380	$12,379
Cattle Feeder Futures	15	August 2015	1,614,058	1,672,125	58,067
Cocoa Futures	52	July 2015	1,455,154	1,604,200	149,046
Coff Robusta Futures	56	July 2015	1,010,315	913,920	(96,395)
Coffee C Futures	25	July 2015	1,304,929	1,182,656	(122,273)
Copper London Metal Exchange Futures	9	August 2015	1,402,674	1,353,150	(49,524)
Copper London Metal Exchange Futures	10	June 2015	1,452,540	1,502,563	50,023
Corn Futures	52	December 2015	986,604	956,800	(29,804)
Corn Futures	47	September 2015	874,598	839,538	(35,060)
Cotton No. 2 Futures	60	July 2015	1,984,235	1,930,500	(53,735)
Crude Palm oil Futures	60	August 2015	877,012	906,710	29,698
Euro STOXX 50 Index Futures	138	June 2015	5,526,944	5,398,760	(128,184)
Euro-BUND Futures	231	June 2015	39,058,852	39,433,728	374,876
FTSE 100 Index Futures	18	June 2015	1,872,790	1,916,018	43,228
Gas Oil Future	22	August 2015	1,311,240	1,309,000	(2,240)
Gasoline Rbob Futures	13	July 2015	1,089,831	1,107,943	18,112
Gasoline RBOB Futures	15	June 2015	1,272,681	1,299,501	26,820
Gold 100 OZ Futures	19	August 2015	2,299,807	2,260,620	(39,187)
KC HRW Wheat Futures	29	December 2015	819,336	760,888	(58,448)
Lead London Metal Exchange Futures	28	June 2015	1,267,986	1,358,000	90,014
Lead London Metal Exchange Futures	26	August 2015	1,266,279	1,266,200	(79)
Lead London Metal Exchange Futures	10	July 2015	485,527	486,125	598
Lean Hogs Futures	71	August 2015	2,360,846	2,343,000	(17,846)
Live Cattle Futures	52	August 2015	3,118,609	3,146,520	27,911
MSCI Emerging Market Mini Futures	79	June 2015	3,758,676	3,937,755	179,079
Natural Gas Futures	25	July 2015	745,052	666,250	(78,802)

AB GLOBAL RISK ALLOCATION FUND •	55

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2015	Unrealized Appreciation/ (Depreciation)
Nickel London Metal Exchange Futures	13	August 2015	$1,014,152	$983,892	$(30,260)
Nickel London Metal Exchange Futures	7	July 2015	531,139	529,032	(2,107)
Nickel London Metal Exchange Futures	14	June 2015	1,169,448	1,056,972	(112,476)
Nikkei 225 (CME) Futures	146	June 2015	13,986,218	14,939,450	953,232
NY Harbor USLD Futures	15	July 2015	1,230,225	1,232,973	2,748
Palladium Futures	28	September 2015	2,181,031	2,175,880	(5,151)
Platinum Futures	59	July 2015	3,375,887	3,278,925	(96,962)
PRI Aluminum London Metal Exchange Futures	3	July 2015	133,734	129,150	(4,584)
PRI Aluminum London Metal Exchange Futures	37	August 2015	1,641,757	1,607,650	(34,107)
PRI Aluminum London Metal Exchange Futures	38	June 2015	1,678,366	1,622,838	(55,528)
S&P 500 E Mini Index Futures	155	June 2015	15,952,062	16,321,500	369,438
S&P TSX 60 Index Futures	7	June 2015	986,337	983,467	(2,870)
Silver Futures	15	July 2015	1,231,022	1,252,575	21,553
Soybean Futures	29	November 2015	1,339,961	1,313,338	(26,623)
Soybean Meal Futures	40	December 2015	1,193,718	1,171,600	(22,118)
Soybean Oil Futures	68	December 2015	1,322,121	1,362,312	40,191
Sugar 11 (World) Futures	94	June 2015	1,339,123	1,261,254	(77,869)
U.S. Ultra Bond (CBT) Futures	52	September 2015	8,151,485	8,334,625	183,140
Wheat (CBT) Futures	31	December 2015	823,142	770,350	(52,792)
WTI Crude Futures	17	July 2015	1,006,622	1,030,200	23,578
Zinc London Metal Exchange Futures	26	August 2015	1,421,767	1,421,225	(542)
Zinc London Metal Exchange Futures	2	July 2015	110,106	109,125	(981)

56	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2015	Unrealized Appreciation/ (Depreciation)
Zinc London Metal Exchange Futures	27	June 2015	$1,370,323	$1,473,525	$103,202

Sold Contracts
10 Yr Mini Japan Government Bond Futures	76	June 2015	9,021,873	9,039,294	(17,421)
10Yr Canadian Bond Futures	44	September 2015	4,923,555	4,985,204	(61,649)
Coff Robusta Futures	34	July 2015	616,690	554,880	61,810
Copper London Metal Exchange Futures	10	June 2015	1,555,061	1,502,563	52,498
Cotton No. 2 Futures	6	July 2015	196,491	193,050	3,441
Euro-BOBL Future	70	June 2015	9,932,933	9,906,117	26,816
Euro-BTP Futures	18	June 2015	2,745,353	2,667,683	77,670
FTSE China Futures	1,130	June 2015	16,417,725	15,040,300	1,377,425
Gold 100 OZ Futures	11	August 2015	1,343,738	1,308,780	34,958
Lead London Metal Exchange Futures	5	July 2015	242,610	243,063	(453)
Lead London Metal Exchange Futures	28	June 2015	1,369,064	1,358,000	11,064
Lean Hogs Futures	16	August 2015	529,981	528,000	1,981
LME PRI Aluminum Futures	7	July 2015	310,504	301,350	9,154
Nickel London Metal Exchange Futures	14	June 2015	1,089,593	1,056,972	32,621
Nickel London Metal Exchange Futures	1	July 2015	78,507	75,576	2,931
PRI Aluminum London Metal Exchange Futures	38	June 2015	1,664,377	1,622,838	41,539
S&P 500 E Mini Index Futures	4	June 2015	419,643	421,200	(1,557)
U.S. Ultra Bond (CBT) Futures	50	September 2015	7,837,424	8,014,063	(176,639)
Wheat (CBT) Futures	34	September 2015	879,491	819,825	59,666
WTI Crude Futures	22	June 2015	1,340,396	1,326,600	13,796

AB GLOBAL RISK ALLOCATION FUND •	57

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2015	Unrealized Appreciation/ (Depreciation)
Zinc London Metal Exchange Futures	27	June 2015	$1,473,992	$1,473,525	$467
Zinc London Metal Exchange Futures	1	July 2015	56,372	54,563	1,809

					$3,072,313

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,605	AUD	2,057	7/15/15	$(35,583)
Bank of America, NA	USD	812	GBP	530	7/15/15	(1,857)
Bank of America, NA	JPY	15,521	USD	128	9/17/15	3,245
Barclays Bank PLC	USD	15,659	NOK	127,005	6/18/15	676,140
Barclays Bank PLC	USD	19,704	NZD	26,759	6/18/15	(746,846)
Barclays Bank PLC	BRL	3,559	USD	1,140	7/15/15	39,722
Barclays Bank PLC	EUR	1,455	USD	1,580	7/15/15	(19,158)
Barclays Bank PLC	EUR	3,496	USD	3,900	7/15/15	58,057
Barclays Bank PLC	INR	75,955	USD	1,167	7/15/15	(14,609)
Barclays Bank PLC	JPY	191,909	USD	1,596	7/15/15	49,249
Barclays Bank PLC	MYR	9,733	USD	2,627	7/15/15	(29,677)
Barclays Bank PLC	MYR	7,100	USD	1,962	7/15/15	23,621
Barclays Bank PLC	TWD	122,301	USD	3,943	7/15/15	(29,492)
Barclays Bank PLC	TWD	60,912	USD	1,983	7/15/15	4,163
Barclays Bank PLC	USD	1,207	CAD	1,479	7/15/15	(18,142)
Barclays Bank PLC	USD	1,206	EUR	1,114	7/15/15	17,760
Barclays Bank PLC	USD	1,293	HUF	351,585	7/15/15	(45,185)
Barclays Bank PLC	USD	630	INR	39,782	7/15/15	(10,978)
Barclays Bank PLC	USD	4,004	KRW	4,415,886	7/15/15	(46,507)
Barclays Bank PLC	USD	1,213	MXN	18,025	7/15/15	(45,884)
Barclays Bank PLC	USD	4,245	MYR	15,244	7/15/15	(84,564)
Barclays Bank PLC	USD	129	MYR	475	7/15/15	910
Barclays Bank PLC	USD	1,371	PLN	4,918	7/15/15	(58,257)
Barclays Bank PLC	USD	1,577	PLN	5,966	7/15/15	14,766
Barclays Bank PLC	USD	1,165	TRY	3,182	7/15/15	14,837
Barclays Bank PLC	USD	3,939	TWD	120,960	7/15/15	(9,550)
Barclays Bank PLC	KRW	2,200,279	USD	1,975	9/17/15	6,387
BNP Paribas SA	EUR	220	USD	233	6/18/15	(8,183)
BNP Paribas SA	GBP	1,341	USD	1,997	7/15/15	(52,287)
BNP Paribas SA	TRY	3,082	USD	1,150	7/15/15	7,335
BNP Paribas SA	USD	1,198	AUD	1,566	7/15/15	(3,665)
BNP Paribas SA	USD	791	CAD	964	7/15/15	(16,688)
BNP Paribas SA	USD	1,280	GBP	852	7/15/15	21,719
BNP Paribas SA	USD	797	MXN	12,431	7/15/15	7,440
BNP Paribas SA	USD	2,022	NOK	15,842	7/15/15	14,085
Brown Brothers Harriman & Co.	USD	169	JPY	20,276	6/18/15	(5,861)
Citibank	RUB	210,845	USD	3,934	6/18/15	(65,504)
Citibank	USD	4,114	RUB	210,845	6/18/15	(114,869)
Citibank	AUD	1,015	USD	792	7/15/15	18,099
Citibank	CAD	1,447	USD	1,181	7/15/15	18,303

58	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank	HUF	433,842	USD	1,575	7/15/15	$35,581
Citibank	NOK	31,052	USD	3,861	7/15/15	(129,836)
Citibank	TRY	3,387	USD	1,219	7/15/15	(37,042)
Citibank	USD	803	EUR	718	7/15/15	(13,990)
Citibank	USD	2,000	EUR	1,837	7/15/15	18,637
Citibank	USD	2,326	HUF	639,264	7/15/15	(56,789)
Citibank	USD	2,393	MXN	36,580	7/15/15	(25,149)
Citibank	USD	5,132	NOK	40,568	7/15/15	81,892
Citibank	USD	799	SEK	6,660	7/15/15	(17,449)
Citibank	USD	3,313	TRY	8,833	7/15/15	(36,391)
Credit Suisse International	RUB	61,331	USD	1,196	7/15/15	44,039
Deutsche Bank AG	NOK	130,067	USD	16,165	6/18/15	(564,448)
Deutsche Bank AG	USD	15,107	AUD	19,811	6/18/15	26,680
Deutsche Bank AG	USD	1,159	TRY	3,172	7/15/15	17,731
Goldman Sachs Bank USA	BRL	6,536	USD	2,161	6/02/15	110,094
Goldman Sachs Bank USA	USD	2,056	BRL	6,536	6/02/15	(4,840)
Goldman Sachs Bank USA	SEK	73,716	USD	8,632	6/18/15	(16,490)
Goldman Sachs Bank USA	TRY	48,712	USD	17,970	6/18/15	(235,636)
Goldman Sachs Bank USA	BRL	1,216	USD	396	7/15/15	20,517
Goldman Sachs Bank USA	MXN	18,489	USD	1,194	7/15/15	(2,786)
Goldman Sachs Bank USA	MYR	1,479	USD	396	7/15/15	(8,033)
Goldman Sachs Bank USA	NOK	18,724	EUR	2,224	7/15/15	(93,224)
Goldman Sachs Bank USA	NOK	18,724	EUR	2,224	7/15/15	130,909
Goldman Sachs Bank USA	USD	1,991	GBP	1,280	7/15/15	(35,518)
Goldman Sachs Bank USA	USD	1,228	JPY	146,327	7/15/15	(48,760)
Goldman Sachs Bank USA	USD	397	KRW	435,715	7/15/15	(6,548)
Goldman Sachs Bank USA	USD	1,370	PLN	5,071	7/15/15	(17,175)
Goldman Sachs Bank USA	USD	1,159	RUB	61,331	7/15/15	(7,879)
HSBC Bank USA	CAD	16,456	USD	13,020	6/18/15	(208,668)
HSBC Bank USA	EUR	1,106	USD	1,211	7/15/15	(4,171)
HSBC Bank USA	GBP	816	USD	1,195	7/15/15	(51,884)
HSBC Bank USA	MXN	31,193	USD	2,027	7/15/15	8,147
HSBC Bank USA	NOK	9,516	USD	1,191	7/15/15	(31,713)
HSBC Bank USA	SEK	6,781	USD	799	7/15/15	3,046
HSBC Bank USA	TRY	2,168	USD	782	7/15/15	(22,006)
HSBC Bank USA	USD	1,606	CAD	1,935	7/15/15	(51,199)
HSBC Bank USA	USD	3,211	GBP	2,106	7/15/15	6,610
HSBC Bank USA	USD	1,992	NZD	2,639	7/15/15	(127,356)
HSBC Bank USA	USD	1,175	TRY	3,082	7/15/15	(32,208)
Morgan Stanley Capital Services LLC	BRL	6,166	USD	1,940	6/02/15	4,566
Morgan Stanley Capital Services LLC	USD	1,204	BRL	3,630	6/02/15	(64,728)
Morgan Stanley Capital Services LLC	USD	790	BRL	2,536	6/02/15	5,753
Morgan Stanley Capital Services LLC	EUR	286	USD	324	6/18/15	10,111
Morgan Stanley Capital Services LLC	NZD	26,991	USD	19,486	6/18/15	364,841
Morgan Stanley Capital Services LLC	AUD	1,610	USD	1,224	7/15/15	(4,578)

AB GLOBAL RISK ALLOCATION FUND •	59

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	AUD	2,608	USD	2,039	7/15/15	$49,289
Morgan Stanley Capital Services LLC	CAD	5,372	USD	4,415	7/15/15	98,099
Morgan Stanley Capital Services LLC	CHF	1,527	EUR	1,492	7/15/15	(24,959)
Morgan Stanley Capital Services LLC	CHF	11,527	EUR	1,492	7/15/15	37,578
Morgan Stanley Capital Services LLC	CHF	1,185	USD	1,227	7/15/15	(35,771)
Morgan Stanley Capital Services LLC	CHF	1,454	USD	1,579	7/15/15	29,876
Morgan Stanley Capital Services LLC	CZK	29,908	USD	1,182	7/15/15	(16,347)
Morgan Stanley Capital Services LLC	CZK	106,999	USD	4,431	7/15/15	143,714
Morgan Stanley Capital Services LLC	EUR	2,189	HUF	657,984	7/15/15	(34,792)
Morgan Stanley Capital Services LLC	EUR	1,838	USD	2,009	7/15/15	(10,825)
Morgan Stanley Capital Services LLC	EUR	2,468	USD	2,756	7/15/15	43,415
Morgan Stanley Capital Services LLC	GBP	2,113	USD	3,172	7/15/15	(56,846)
Morgan Stanley Capital Services LLC	ILS	3,126	USD	789	7/15/15	(19,293)
Morgan Stanley Capital Services LLC	JPY	383,456	USD	3,223	7/15/15	131,314
Morgan Stanley Capital Services LLC	MXN	18,545	USD	1,197	7/15/15	(3,163)
Morgan Stanley Capital Services LLC	NZD	3,194	USD	2,416	7/15/15	159,095
Morgan Stanley Capital Services LLC	PLN	7,331	USD	1,985	7/15/15	29,149
Morgan Stanley Capital Services LLC	RUB	63,965	USD	1,217	7/15/15	16,271
Morgan Stanley Capital Services LLC	SEK	24,062	EUR	2,582	7/15/15	(91,180)
Morgan Stanley Capital Services LLC	SEK	24,062	EUR	2,582	7/15/15	104,302
Morgan Stanley Capital Services LLC	SEK	10,394	USD	1,182	7/15/15	(37,591)
Morgan Stanley Capital Services LLC	USD	801	AUD	1,015	7/15/15	(27,019)
Morgan Stanley Capital Services LLC	USD	777	BRL	2,378	7/15/15	(41,515)
Morgan Stanley Capital Services LLC	USD	2,009	CAD	2,441	7/15/15	(47,467)
Morgan Stanley Capital Services LLC	USD	5,842	EUR	5,311	7/15/15	(5,416)
Morgan Stanley Capital Services LLC	USD	3,155	GBP	2,007	7/15/15	(88,893)

60	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	1,603	GBP	1,057	7/15/15	$11,771
Morgan Stanley Capital Services LLC	USD	2,787	HUF	781,650	7/15/15	(12,551)
Morgan Stanley Capital Services LLC	USD	1,211	JPY	145,441	7/15/15	(38,926)
Morgan Stanley Capital Services LLC	USD	1,165	NOK	8,708	7/15/15	(45,918)
Morgan Stanley Capital Services LLC	USD	817	NZD	1,079	7/15/15	(54,947)
Morgan Stanley Capital Services LLC	USD	1,579	PLN	5,899	7/15/15	(4,595)
Morgan Stanley Capital Services LLC	USD	825	PLN	3,119	7/15/15	7,069
Morgan Stanley Capital Services LLC	USD	1,166	RUB	63,965	7/15/15	34,990
Morgan Stanley Capital Services LLC	USD	1,582	SEK	13,649	7/15/15	20,587
Morgan Stanley Capital Services LLC	USD	1,015	TRY	2,659	7/15/15	(29,064)
Morgan Stanley Capital Services LLC	USD	798	TRY	2,168	7/15/15	5,925
Morgan Stanley Capital Services LLC	USD	3,336	ZAR	40,274	7/15/15	(43,604)
Morgan Stanley Capital Services LLC	ZAR	14,276	USD	1,189	7/15/15	22,350
Morgan Stanley Capital Services LLC	USD	589	TRY	1,580	7/27/15	(4,710)
Morgan Stanley Capital Services LLC	CAD	24,543	USD	19,618	9/15/15	(86,557)
Morgan Stanley Capital Services LLC	EUR	3,611	USD	3,937	9/17/15	(35,300)
Morgan Stanley Capital Services LLC	EUR	3,357	USD	3,709	9/17/15	16,672
Morgan Stanley Capital Services LLC	JPY	144,795	USD	1,197	9/17/15	28,994
Morgan Stanley Capital Services LLC	USD	1,987	HUF	550,555	9/17/15	(35,148)
Royal Bank of Scotland PLC	AUD	22,017	USD	16,809	6/18/15	(9,374)
Royal Bank of Scotland PLC	EUR	247	USD	280	6/18/15	9,084
Royal Bank of Scotland PLC	GBP	3,055	USD	4,606	6/18/15	(62,234)
Royal Bank of Scotland PLC	JPY	2,413,586	USD	19,936	6/18/15	485,598
Royal Bank of Scotland PLC	SGD	592	USD	425	6/18/15	(13,663)
Royal Bank of Scotland PLC	BRL	2,398	USD	762	7/15/15	20,227
Royal Bank of Scotland PLC	CHF	3,224	USD	3,533	7/15/15	97,537
Royal Bank of Scotland PLC	ILS	1,592	USD	393	7/15/15	(18,360)
Royal Bank of Scotland PLC	JPY	238,916	USD	2,012	7/15/15	86,299
Royal Bank of Scotland PLC	MYR	4,507	USD	1,211	7/15/15	(18,972)
Royal Bank of Scotland PLC	MYR	1,131	USD	315	7/15/15	5,980
Royal Bank of Scotland PLC	NZD	1,059	USD	799	7/15/15	50,982
Royal Bank of Scotland PLC	PEN	6,355	USD	2,000	7/15/15	(131)
Royal Bank of Scotland PLC	TWD	44,711	USD	1,434	7/15/15	(18,416)

AB GLOBAL RISK ALLOCATION FUND •	61

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	681	AUD	886	7/15/15	$(4,690)
Royal Bank of Scotland PLC	USD	1,548	BRL	4,795	7/15/15	(65,329)
Royal Bank of Scotland PLC	USD	1,206	CHF	1,173	7/15/15	43,656
Royal Bank of Scotland PLC	USD	323	EUR	284	7/15/15	(11,638)
Royal Bank of Scotland PLC	USD	1,609	HUF	439,381	7/15/15	(49,377)
Royal Bank of Scotland PLC	USD	1,193	ILS	4,718	7/15/15	26,631
Royal Bank of Scotland PLC	USD	1,202	INR	75,975	7/15/15	(20,394)
Royal Bank of Scotland PLC	USD	313	INR	20,164	7/15/15	534
Royal Bank of Scotland PLC	USD	1,594	NZD	2,115	7/15/15	(98,935)
Royal Bank of Scotland PLC	USD	2,007	PEN	6,355	7/15/15	(7,132)
Royal Bank of Scotland PLC	USD	415	ZAR	5,105	7/15/15	2,107
Standard Chartered Bank	HKD	6,614	USD	852	6/18/15	(725)
Standard Chartered Bank	AUD	842	USD	640	7/15/15	(2,495)
Standard Chartered Bank	AUD	1,498	USD	1,178	7/15/15	34,906
Standard Chartered Bank	CHF	768	USD	807	7/15/15	(11,526)
Standard Chartered Bank	EUR	2,817	USD	3,172	7/15/15	76,399
Standard Chartered Bank	GBP	786	USD	1,187	7/15/15	(13,611)
Standard Chartered Bank	JPY	310,315	USD	2,594	7/15/15	91,975
Standard Chartered Bank	KRW	4,851,601	USD	4,394	7/15/15	46,092
Standard Chartered Bank	NZD	1,580	USD	1,192	7/15/15	75,896
Standard Chartered Bank	USD	1,630	AUD	2,049	7/15/15	(66,866)
Standard Chartered Bank	USD	2,424	EUR	2,221	7/15/15	16,922
Standard Chartered Bank	USD	1,994	GBP	1,275	7/15/15	(46,093)
Standard Chartered Bank	USD	1,610	GBP	1,062	7/15/15	12,737
Standard Chartered Bank	USD	887	INR	57,274	7/15/15	3,585
Standard Chartered Bank	USD	1,188	JPY	141,410	7/15/15	(48,279)
Standard Chartered Bank	USD	397	MYR	1,420	7/15/15	(9,164)
Standard Chartered Bank	USD	2,549	SEK	20,928	7/15/15	(92,016)
Standard Chartered Bank	USD	3,511	TWD	106,964	7/15/15	(36,686)
State Street Bank & Trust Co.	AUD	257	USD	195	6/18/15	(919)
State Street Bank & Trust Co.	AUD	145	USD	112	6/18/15	1,712
State Street Bank & Trust Co.	CAD	890	USD	705	6/18/15	(10,063)
State Street Bank & Trust Co.	CHF	1,991	USD	2,010	6/18/15	(109,832)
State Street Bank & Trust Co.	DKK	3,680	USD	532	6/18/15	(9,696)
State Street Bank & Trust Co.	EUR	992	USD	1,072	6/18/15	(18,088)
State Street Bank & Trust Co.	EUR	17,079	USD	15,720	6/18/15	189,519
State Street Bank & Trust Co.	GBP	316	USD	467	6/18/15	(16,108)
State Street Bank & Trust Co.	HKD	1,002	USD	129	6/18/15	(85)
State Street Bank & Trust Co.	JPY	179,893	USD	1,501	6/18/15	51,336
State Street Bank & Trust Co.	SEK	2,125	USD	255	6/18/15	5,502

62	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	SGD	154	USD	111	6/18/15	$(2,897)
State Street Bank & Trust Co.	USD	15,433	EUR	16,572	6/18/15	(381,842)
State Street Bank & Trust Co.	USD	379	EUR	430	6/18/15	13,375
State Street Bank & Trust Co.	USD	233	GBP	150	6/18/15	(4,063)
State Street Bank & Trust Co.	USD	125	JPY	14,932	6/18/15	(4,776)
State Street Bank & Trust Co.	USD	15,277	JPY	128	6/18/15	5,275
State Street Bank & Trust Co.	CHF	1,531	USD	1,611	7/15/15	(20,646)
State Street Bank & Trust Co.	CZK	13,168	USD	513	7/15/15	(14,623)
State Street Bank & Trust Co.	EUR	5,433	USD	6,169	7/15/15	197,914
State Street Bank & Trust Co.	GBP	551	USD	820	7/15/15	(22,131)
State Street Bank & Trust Co.	NOK	12,044	USD	1,597	7/15/15	48,894
State Street Bank & Trust Co.	TRY	7,350	USD	2,768	7/15/15	41,853
State Street Bank & Trust Co.	USD	79	MXN	1,192	7/15/15	(1,383)
State Street Bank & Trust Co.	USD	809	NOK	6,218	7/15/15	(9,488)
State Street Bank & Trust Co.	USD	1,240	PLN	4,427	7/15/15	(58,558)
State Street Bank & Trust Co.	USD	116	TRY	311	7/15/15	(801)
State Street Bank & Trust Co.	USD	78	ZAR	946	7/15/15	(815)
State Street Bank & Trust Co.	BRL	27,900	USD	8,867	7/17/15	248,149
State Street Bank & Trust Co.	BRL	17,781	USD	5,637	8/04/15	177,256
State Street Bank & Trust Co.	CHF	1,720	USD	1,846	9/17/15	8,180
State Street Bank & Trust Co.	EUR	3,611	CHF	3,726	9/17/15	(23,355)
State Street Bank & Trust Co.	EUR	3,949	CHF	3,726	9/17/15	32,641
State Street Bank & Trust Co.	EUR	3,611	JPY	484,512	9/17/15	(76,494)
State Street Bank & Trust Co.	EUR	3,611	JPY	484,512	9/17/15	13,641
State Street Bank & Trust Co.	JPY	13,805	USD	115	9/17/15	3,920
State Street Bank & Trust Co.	PLN	10,586	CHF	2,778	9/17/15	(41,889)
State Street Bank & Trust Co.	PLN	2,778	CHF	2,621	9/17/15	22,961
State Street Bank & Trust Co.	USD	1,443	GBP	922	9/17/15	(34,723)
State Street Bank & Trust Co.	BRL	62,500	USD	17,814	1/05/16	(451,460)
UBS AG	BRL	370	USD	116	6/02/15	274
UBS AG	USD	119	BRL	370	6/02/15	(3,132)
UBS AG	EUR	29,717	USD	32,009	6/18/15	(636,185)
UBS AG	GBP	136	USD	210	6/18/15	1,796
UBS AG	USD	800	EUR	711	7/15/15	(19,078)
UBS AG	USD	401	ZAR	4,775	7/15/15	(11,120)

						$(1,935,796)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)	Premiums Received	Market Value
Call – BRL vs. USD	BRL	3.01	7/24/15	1,330	$19,790	$(3,437)
Call – BRL vs. USD	BRL	3.01	7/15/15	2,690	30,700	(4,602)

					$50,490	$(8,039)

AB GLOBAL RISK ALLOCATION FUND •	63

Consolidated Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts – (11.2)%
Credit Suisse Securities (USA) LLC/(INTRCONX):
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)%	0.63%	$43,750	$(795,095)	$(26,112)

*	Termination Date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)	NZD	79,195	2/26/17	3 Month BKBM	3.580%	$753,644
Credit Suisse Securities (USA) LLC/(CME Group)		159,000	3/02/17	3 Month BKBM	3.576%	452,831
Credit Suisse Securities (USA) LLC/(CME Group)	NOK	1,543,220	4/15/17	1.148%	6 Month NIBOR	498,828
Credit Suisse Securities (USA) LLC/(CME Group)	NZD	61,780	3/20/20	3 Month BKBM	3.650%	160,371
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	105,200	4/09/20	6 Month BBSW	2.331%	(745,011)
Credit Suisse Securities (USA) LLC/(CME Group)		56,000	4/14/20	6 Month BBSW	2.313%	(436,257)
Credit Suisse Securities (USA) LLC/(CME Group)	CAD	102,000	5/27/20	1.450%	3 Month CDOR	(401,668)
Credit Suisse Securities (USA) LLC/(CME Group)	$	21,900	8/19/24	3 Month LIBOR	3.514%	742,759

64	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)	EUR	16,300	8/19/24	1.973%	6 Month EURIBOR	$(649,798)
Credit Suisse Securities (USA) LLC/(CME Group)	SEK	9,020	9/01/24	1.630%	3 Month STIBOR	(57,473)
Credit Suisse Securities (USA) LLC/(CME Group)	$	21,600	9/17/24	3 Month LIBOR	3.627%	830,674
Credit Suisse Securities (USA) LLC/(CME Group)	EUR	16,700	9/17/24	1.995%	6 Month EURIBOR	(672,357)
Credit Suisse Securities (USA) LLC/(CME Group)	$	3,950	3/10/25	3 Month LIBOR	2.947%	24,708
Credit Suisse Securities (USA) LLC/(CME Group)	EUR	3,630	3/10/25	1.240%	6 Month EURIBOR	16,126
Credit Suisse Securities (USA) LLC/(CME Group)	NOK	269,640	3/13/25	6 Month NIBOR	1.852%	(678,674)
Credit Suisse Securities (USA) LLC/(CME Group)	$	4,645	3/13/25	3 Month LIBOR	2.778%	(5,397)
Credit Suisse Securities (USA) LLC/(CME Group)	EUR	8,055	3/13/25	0.936%	6 Month EURIBOR	166,504
Credit Suisse Securities (USA) LLC/(CME Group)	GBP	13,370	4/01/25	6 Month LIBOR	1.998%	(169,353)
Credit Suisse Securities (USA) LLC/(CME Group)		13,370	4/01/25	1.999%	6 Month LIBOR	304,664
Credit Suisse Securities (USA) LLC/(CME Group)	$	19,830	4/07/25	3 Month LIBOR	2.499%	(270,000)

AB GLOBAL RISK ALLOCATION FUND •	65

Consolidated Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)	$	19,830	4/07/25	2.499%	3 Month LIBOR	$194,835
Credit Suisse Securities (USA) LLC/(CME Group)		19,990	4/09/25	3 Month LIBOR	2.598%	(186,317)
Credit Suisse Securities (USA) LLC/(CME Group)	EUR	18,410	4/09/25	0.908%	6 Month EURIBOR	419,346
Credit Suisse Securities (USA) LLC/(CME Group)	SEK	90,810	4/14/25	3 Month STIBOR	0.908%	(314,312)
Credit Suisse Securities (USA) LLC/(CME Group)		185,000	4/23/25	3 Month STIBOR	0.843%	(785,469)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		1,150	4/24/24	2.385%	3 Month STIBOR	(14,915)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		5,340	6/18/24	2.124%	3 Month STIBOR	(67,495)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		10,780	9/18/24	1.800%	3 Month STIBOR	(87,767)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		4,410	12/22/24	1.293%	3 Month STIBOR	(7,413)

						$(984,386)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CitibankiTRAXX-Australia Series 23, 5 Year Index, 6/20/20*	(1.00)%	0.90%	$	10,000	$(69,340)	$(65,797)	$(3,543)

66	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG:
Commonwealth of Australia, 2/15/17, 6/20/19*	(1.00)%	0.33%	$	10,000	$(352,741)	$(327,989)	$(24,753)
Morgan Stanley Capital Services LLC:
iTRAXX-Japan Series 21, 5 Year Index, 6/20/19*	(1.00)	0.38	JPY	2,331,820	(511,329)	(334,547)	(176,781)

Sale Contracts
Credit Suisse International
CDX-CMBX.NA, 5/11/63*	3.00	2.85	$	20,670	190,474	344,700	(154,226)
CDX-CMBX.NA, 5/11/63*	5.00	4.89		10,340	77,897	195,050	(117,153)
CDX-CMBX.NA, 5/11/63*	5.00	4.89		10,000	75,336	182,585	(107,249)
Goldman Sachs Bank USA:
Assured Guaranty Municipal Corp. 6/20/20*	5.00	3.09		350	33,880	28,989	4,891
Avon Products, Inc., 6.50% 3/1/19, 6/20/20*	1.00	6.54		350	(78,736)	(66,977)	(11,759)
Freeport-McMoRan Inc., 3.55% 3/1/22, 6/20/20*	1.00	2.52		350	(23,980)	(23,022)	(958)
Genworth Holdings, Inc., 6.515% 5/22/18, 6/20/20*	1.00	3.15		350	(32,999)	(34,803)	1,804
Nabors Industries, Inc., 6.15% 2/15/18, 6/20/20*	1.00	2.73		350	(27,063)	(34,117)	7,054
Safeway Inc., 7.25% 2/1/13, 6/20/20*	1.00	2.47		350	(23,247)	(25,359)	2,112
Staples, Inc., 2.75% 1/12/18, 6/20/20*	1.00	1.65		350	(10,124)	(12,106)	1,982
Teck Resources Limited, 3.15% 1/15/17, 6/20/20*	1.00	3.04		350	(31,987)	(21,990)	(9,996)
Transocean Inc., 7.375% 4/15/18, 6/20/20*	1.00	5.73		350	(68,371)	(86,500)	18,129

AB GLOBAL RISK ALLOCATION FUND •	67

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Weatherford International Ltd., 4.50% 4/15/22, 6/20/20*	1.00%	2.60%	$	350	$(25,112)	$(32,040)	$6,927

					$(877,442)	$(313,923)	$(563,519)

*	Termination Date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank	BRL	15,590	1/02/17	CDI	13.780	$36,507
Citibank	BRL	90,060	1/02/17	CDI	13.060	(46,978)
Citibank	BRL	142,890	1/02/17	CDI	13.270	11,982
Citibank	BRL	57,000	1/02/17	CDI	13.410	31,634
Citibank	BRL	198,500	1/02/17	CDI	13.320	42,563
Citibank	BRL	7,760	1/04/21	12.980	CDI	(56,243)
Citibank	BRL	44,930	1/04/21	12.460	CDI	(133,022)
Citibank	BRL	70,260	1/04/21	12.340	CDI	(138,936)
Citibank	BRL	28,000	1/04/21	12.360	CDI	(61,360)
Citibank	BRL	92,000	1/04/21	12.220	CDI	(97,571)
Deutsche Bank AG	BRL	37,240	1/02/17	CDI	12.970	(39,150)
Deutsche Bank AG	BRL	17,570	1/02/21	12.250	CDI	(22,175)

						$(472,749)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return On Reference Obligation
JPMorgan Chase Bank Bloomberg Commodity Index 2 month Forwards	64,205	0.11%	$13,940	6/15/15	$(94,503)

68	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate market value of these securities amounted to $4,583,388 or 1.2% of net assets.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)	One contract relates to 1 share.

(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

AB GLOBAL RISK ALLOCATION FUND •	69

Consolidated Portfolio of Investments

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

REG – Registered Shares

REIT – Real Estate Investment Trust

STIBOR – Stockholm Interbank Offered Rate

TIPS – Treasury Inflation Protected Security

TSX – Toronto Stock Exchange

WTI – West Texas Intermediate

See notes to consolidated financial statements.

70	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

May 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $259,496,551)	$263,832,076	(a)
Affiliated issuers (cost $125,418,382—including investment of cash collateral for securities loaned of $2,325,048)	125,418,383
Cash collateral due from broker	11,117,085
Foreign currencies, at value (cost $4,582,653)	4,418,354
Receivable for terminated credit default swaps	30,792,968
Receivable for investment securities sold and foreign currency transactions	18,829,458
Receivable for terminated total return swaps	5,646,034
Unrealized appreciation on forward currency exchange contracts	5,126,797
Interest and dividends receivable	1,081,459
Upfront premium paid on credit default swaps	751,324
Receivable for capital stock sold	285,722
Receivable for variation margin on exchange-traded derivatives	147,646
Unrealized appreciation on interest rate swaps	122,686
Unrealized appreciation on credit default swaps	42,899

Total assets	467,612,891

Liabilities
Due to custodian	4,650,024
Options written, at value (premiums received $50,490)	8,039
Payable for investment securities purchased and foreign currency transactions	53,776,970
Unrealized depreciation on forward currency exchange contracts	7,062,593
Payable for collateral received on securities loaned	2,300,047
Upfront premium received on credit default swaps	1,065,247
Unrealized depreciation on credit default swaps	606,418
Unrealized depreciation on interest rate swaps	595,435
Payable for capital stock redeemed	283,122
Payable for variation margin on exchange-traded derivatives	243,320
Advisory fee payable	185,173
Distribution fee payable	121,198
Unrealized depreciation on total return swaps	94,503
Transfer Agent fee payable	50,193
Collateral due to Securities Lending Agent	25,001
Administrative fee payable	7,084
Payable for terminated total return swaps	511
Dividends payable	191
Accrued expenses	239,293

Total liabilities	71,314,362

Net Assets	$396,298,529

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	71

Consolidated Statement of Assets & Liabilities

Composition of Net Assets
Capital stock, at par	$247,658
Additional paid-in capital	394,252,205
Undistributed net investment income	(14,969,007)
Accumulated net realized gain on investment and foreign currency transactions	13,481,474
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,286,199

$396,298,529

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$301,402,041	18,576,172	$16.23	*

B	$8,084,027	543,492	$14.87

C	$56,373,372	3,777,606	$14.92

Advisor	$24,075,325	1,474,135	$16.33

R	$4,163,061	258,455	$16.11

K	$2,111,741	130,472	$16.19

I	$88,962	5,457	$16.30

(a)	Includes securities on loan with a value of $2,196,228 (see Note D).

*	The maximum offering price per share for Class A shares was $16.95 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

72	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended May 31, 2015 (unaudited)

Investment Income
Interest	$1,984,134
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $84,386)	1,403,985
Affiliated issuers	53,526
Securities lending income	12,102	$3,453,747

Expenses
Advisory fee (see Note B)	1,079,362
Distribution fee—Class A	400,197
Distribution fee—Class B	51,048
Distribution fee—Class C	279,793
Distribution fee—Class R	10,271
Distribution fee—Class K	2,592
Transfer agency—Class A	272,954
Transfer agency—Class B	10,641
Transfer agency—Class C	52,528
Transfer agency—Advisor Class	20,203
Transfer agency—Class R	5,403
Transfer agency—Class K	2,105
Transfer agency—Class I	8
Custodian	240,284
Audit and tax	59,692
Registration fees	50,617
Printing	38,404
Legal	22,230
Administrative	22,018
Directors’ fees	20,361
Miscellaneous	72,900

Total expenses		2,713,611

Net investment income		740,136

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		9,018,859
Futures		(366,219)
Options written		369,641
Swaptions written		49,000
Swaps		6,101,130
Foreign currency transactions		10,924,729
Net change in unrealized appreciation/depreciation of:
Investments		5,346,815
Futures		229,212
Options written		(134,276)
Swaptions written		(21,073)
Swaps		(5,224,711)
Foreign currency denominated assets and liabilities		(14,319,222)

Net gain on investment and foreign currency transactions		11,973,885

Net Increase in Net Assets from Operations		$12,714,021

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	73

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$740,136	$4,725,323
Net realized gain on investment transactions and foreign currency transactions	26,097,140	26,042,990
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(14,123,255)	691,793

Net increase in net assets from operations	12,714,021	31,460,106
Dividends and Distributions to Shareholders from
Net investment income
Class A	(19,322,202)	– 0	–
Class B	(685,748)	– 0	–
Class C	(3,557,286)	– 0	–
Advisor Class	(1,224,685)	– 0	–
Class R	(274,505)	– 0	–
Class K	(133,223)	– 0	–
Class I	(3,361)	– 0	–
Net realized gain on investment transactions
Class A	(12,122,732)	(5,119,395)
Class B	(498,436)	(299,545)
Class C	(2,477,238)	(998,677)
Advisor Class	(738,446)	(351,943)
Class R	(180,268)	(58,039)
Class K	(83,339)	(32,910)
Class I	(1,969)	(1,311)
Capital Stock Transactions
Net increase (decrease)	23,936,326	(61,729,107)

Total decrease	(4,653,091)	(37,130,821)
Net Assets
Beginning of period	400,951,620	438,082,441

End of period (including undistributed net investment income of $14,969,007 and $9,491,867, respectively)	$396,298,529	$400,951,620

See notes to consolidated financial statements.

74	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Risk Allocation Fund, Inc. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Global Risk Allocation, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on October 15, 2013. The Subsidiary was incorporated on September 27, 2013. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of May 31, 2015, net assets of the Fund were $396,298,529, of which $19,027,101, or approximately 5%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency

AB GLOBAL RISK ALLOCATION FUND •	75

Notes to Consolidated Financial Statements

expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from these estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-

76	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s consolidated financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

AB GLOBAL RISK ALLOCATION FUND •	77

Notes to Consolidated Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are

78	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2015:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stock:
Financials	$7,581,497		$18,145,893		$28,091		$25,755,481
Industrials	9,544,888		7,440,519		325,858		17,311,265
Consumer Discretionary	7,577,657		4,430,890		867,733		12,876,280
Consumer Staples	7,767,884		4,297,999		– 0	–	12,065,883
Information Technology	8,391,756		2,523,245		584,235		11,499,236
Health Care	7,020,604		3,670,868		– 0	–	10,691,472
Materials	5,647,346		4,060,575		197,479		9,905,400
Energy	4,639,388		4,152,979		– 0	–	8,792,367
Utilities	2,597,230		3,482,403		– 0	–	6,079,633
Telecommunication Services	1,014,762		1,561,337		– 0	–	2,576,099
Inflation-Linked Securities	– 0	–	67,130,992		– 0	–	67,130,992
Governments – Treasuries	– 0	–	51,578,873		– 0	–	51,578,873
Investment Companies	13,670,983		– 0	–	– 0	–	13,670,983
Preferred Stocks	5,823,965		– 0	–	– 0	–	5,823,965
Options Purchased – Puts	– 0	–	567,874		– 0	–	567,874
Rights	5,418		– 0	–	1,084		6,502
Short-Term Investments:
Investment Companies	123,093,335		– 0	–	– 0	–	123,093,335
U.S. Treasury Bills	– 0	–	7,499,771		– 0	–	7,499,771

AB GLOBAL RISK ALLOCATION FUND •	79

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	$2,325,048	$	– 0	–	$	– 0	–	$2,325,048

Total Investments in Securities	206,701,761	180,544,218	2,004,480	389,250,459
Other Financial Instruments*:
Assets:
Futures	4,523,351	43,228	– 0	–	4,566,579	#
Forward Currency Exchange Contracts	– 0	–	5,126,797	– 0	–	5,126,797
Centrally Cleared Interest Rate Swaps	– 0	–	4,565,290	– 0	–	4,565,290	#
Credit Default Swaps	– 0	–	42,899	– 0	–	42,899
Interest Rate Swaps	– 0	–	122,686	– 0	–	122,686
Liabilities:
Futures	(1,366,082)	(128,184)	– 0	–	(1,494,266	)#
Forward Currency Exchange Contracts	– 0	–	(7,062,593)	– 0	–	(7,062,593)
Currency Options Written	– 0	–	(8,039)	– 0	–	(8,039)
Centrally Cleared Credit Default Swaps	– 0	–	(26,112)	– 0	–	(26,112	)#
Centrally Cleared Interest Rate Swaps	– 0	–	(5,549,676)	– 0	–	(5,549,676	)#
Credit Default Swaps	– 0	–	(606,418)	– 0	–	(606,418)
Interest Rate Swaps	– 0	–	(595,435)	– 0	–	(595,435)
Total Return Swaps	– 0	–	(94,503)	– 0	–	(94,503)

Total^(a)	$209,859,030	$176,374,158	$2,004,480	$388,237,668

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

^	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(a)	An amount of $4,602,901 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

80	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Preferred Stocks
Balance as of 11/30/14	$1,391,755			$199
Accrued discounts/(premiums)	– 0	–		– 0	–
Realized gain (loss)	475,363			(4)
Change in unrealized appreciation/depreciation	955,804			5
Purchases	6,940			– 0	–
Sales	(966,847)			(200)
Transfers in to Level 3	1,532,136			– 0	–
Transfers out of Level 3	(1,391,755)			– 0	–

Balance as of 5/31/15	$2,003,396		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/15*	$955,804		$	– 0	–

	Rights		Total
Balance as of 11/30/14	$ – 0	–		$1,391,954
Accrued discounts/(premiums)	– 0	–		– 0	–
Realized gain (loss)	– 0	–		475,359
Change in unrealized appreciation/depreciation	9			955,818
Purchases	1,075			8,015
Sales	– 0	–		(967,047)
Transfers in to Level 3	– 0	–		1,532,136
Transfers out of Level 3	– 0	–		(1,391,755)

Balance as of 5/31/15	$1,084			$2,004,480	+

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/15*	$9			$955,813

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

AB GLOBAL RISK ALLOCATION FUND •	81

Notes to Consolidated Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.

82	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

AB GLOBAL RISK ALLOCATION FUND •	83

Notes to Consolidated Financial Statements

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2015 the reimbursement for such services amounted to $22,018.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $133,577 for the six months ended May 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,132 from the sale of Class A shares and received $213, $321 and $759 and in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)	Dividend Income (000)
$ 96,229	$293,554	$266,690	$123,093	$52

Brokerage commissions paid on investment transactions for the six months ended May 31, 2015 amounted to $178,897, of which
$– 0 – and $– 0 –, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

84	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $830,099, $3,348,359, $398,613 and $244,074 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$189,126,564	$185,215,429
U.S. government securities	32,622,702	52,464,187

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$17,330,086
Gross unrealized depreciation	(12,994,561)

Net unrealized appreciation	$4,335,525

AB GLOBAL RISK ALLOCATION FUND •	85

Notes to Consolidated Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

86	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

During the six months ended May 31, 2015, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which

AB GLOBAL RISK ALLOCATION FUND •	87

Notes to Consolidated Financial Statements

expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended May 31, 2015, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended May 31, 2015, the Fund held written options for hedging purposes.

For the six months ended May 31, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/14	58,407,042		$2,174,183
Options written	4,028,734		757,379
Options expired	(15,776)		(1,111,552)
Options bought back	(58,400,000)		(1,769,520)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 05/31/15	4,020,000		$50,490

	Notional Amount		Premiums Received
Swaptions written outstanding as of 11/30/14	40,000,000			$49,000
Swaptions written	– 0	–		– 0	–
Swaptions expired	(40,000,000)			(49,000)
Swaptions bought back	– 0	–		– 0	–
Swaptions exercised	– 0	–		– 0	–

Swaptions written outstanding as of 05/31/15	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a

88	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive

AB GLOBAL RISK ALLOCATION FUND •	89

Notes to Consolidated Financial Statements

from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2015, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional

90	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of May 31, 2015, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the six months ended May 31, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

AB GLOBAL RISK ALLOCATION FUND •	91

Notes to Consolidated Financial Statements

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended May 31, 2015, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund and the Subsidiary typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

92	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

At May 31, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$5,227,792	*	Receivable/Payable for variation margin on exchange-traded derivatives	$5,805,385	*

Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	26,112

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	2,922,402		Receivable/Payable for variation margin on exchange-traded derivatives	132,611

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	981,675		Receivable/Payable for variation margin on exchange-traded derivatives	1,105,946

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,126,797		Unrealized depreciation on forward currency exchange contracts	7,062,593

Equity contracts	Investments in securities, at value	567,874

Foreign exchange contracts				Options written, at value	8,039

Interest rate contracts	Unrealized appreciation on interest rate swaps	122,686		Unrealized depreciation on interest rate swaps	595,435

Credit contracts	Unrealized appreciation on credit default swaps	42,899		Unrealized depreciation on credit default swaps	606,418

AB GLOBAL RISK ALLOCATION FUND •	93

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts			Unrealized depreciation on total return swaps	$94,503

Total		$14,992,125		$15,437,042

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the six months ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$110,785	$191,957

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	4,199,032	(1,068,462)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(4,676,035)	(1,105,717)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	27,938,908	(14,469,693)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(46,500)	18,573

94	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$12,095	$	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,931,580)	395,312

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	49,000	(21,073)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(731,344)	(37,674)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,100,985	(96,602)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	6,312,209	(4,494,227)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	536,026	(635,981)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(747,105)	(94,503)

Total	$32,126,476	$(21,418,090)

AB GLOBAL RISK ALLOCATION FUND •	95

Notes to Consolidated Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2015:

Futures:
Average original value of buy contracts	$280,631,499
Average original value of sale contracts	$189,555,928

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$149,085,319
Average principal amount of sale contracts	$325,295,906

Purchased Options:
Average monthly cost	$843,895

Interest Rate Swaps:
Average notional amount	$223,898,832	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$600,661,692

Credit Default Swaps:
Average notional amount of buy contracts	$25,174,138
Average notional amount of sale contracts	$34,944,000	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$30,580,000	(b)
Average notional amount of sale contracts	$15,343,333	(b)

Total Return Swaps:
Average notional amount	$9,959,452	(b)

(a)	Positions were open for four months during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2015:

AB Global Risk Allocation Fund
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Credit Suisse Securities**	$147,646	$	– 0	–	$	– 0	–	$	– 0	–	$147,646

Total	$147,646	$	– 0	–	$	– 0	–	$	– 0	–	$147,646

OTC Derivatives:
Bank of America, NA	3,245		(3,245)			– 0	–		– 0	–	– 0	–
Barclays Bank PLC	905,612		(905,612)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	50,579		(50,579)			– 0	–		– 0	–	– 0	–

96	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Citibank	$863,072	$(863,072)	$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	387,746	– 0	–	– 0	–	(336,880)	50,866
Deutsche Bank AG	44,411	(44,411)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	295,400	(295,400)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	17,803	(17,803)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	1,375,731	(1,375,731)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	828,635	(398,645)	– 0	–	– 0	–	429,990
Standard Chartered Bank	358,512	(327,461)	– 0	–	– 0	–	31,051
State Street Bank & Trust Co.	853,959	(853,959)	– 0	–	– 0	–	– 0	–
UBS AG	2,070	(2,070)	– 0	–	– 0	–	– 0	–

Total	$5,986,775	$(5,137,988)	$	– 0	–	$	– 0	–	$511,907	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$248,464	$	– 0	–	$(248,464)	$	– 0	–	$	– 0	–

Total	$248,464	$	– 0	–	$(248,464)	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	37,440	(3,245)	– 0	–	– 0	–	34,195
Barclays Bank PLC	1,158,849	(905,612)	– 0	–	– 0	–	253,237
BNP Paribas SA	80,823	(50,579)	– 0	–	– 0	–	30,244
Brown Brothers Harriman & Co.	5,861	– 0	–	– 0	–	– 0	–	5,861
Citibank	1,105,071	(863,072)	– 0	–	– 0	–	241,999
Deutsche Bank AG	981,951	(44,411)	– 0	–	(335,992)	601,548
Goldman Sachs Bank USA	798,508	(295,400)	– 0	–	– 0	–	503,108
HSBC Bank USA	529,205	(17,803)	– 0	–	– 0	–	511,402
Morgan Stanley Capital Services LLC	1,513,032	(1,375,731)	– 0	–	(137,301)	– 0	–
Royal Bank of Scotland PLC	398,645	(398,645)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	327,461	(327,461)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	939,207	(853,959)	– 0	–	– 0	–	85,248
UBS AG	669,515	(2,070)	– 0	–	– 0	–	667,445

Total	$8,545,568	$(5,137,988)	$	– 0	–	$(473,293)	$2,934,287	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

AB GLOBAL RISK ALLOCATION FUND •	97

Notes to Consolidated Financial Statements

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at May 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Global Risk Allocation, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$5,144	$	– 0	–	$	– 0	–	$	– 0	–		$5,144

Total	$5,144	$	– 0	–	$	– 0	–	$	– 0	–		$5,144

OTC Derivatives:
State Street Bank & Trust Co.	$208,169		$(208,169)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$208,169		$(208,169)		$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
JPMorgan Chase Bank	$94,503	$	– 0	–	$	– 0	–		$(94,503)		$	– 0	–
State Street Bank & Trust Co.	375,528		(208,169)			– 0	–		– 0	–		167,359

Total	$470,031		$(208,169)		$	– 0	–	$	– 0	–		$167,359	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at May 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

98	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. During the six months ended May 31, 2015, the Fund did not engage in TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended May 31, 2015, the Fund had no transactions in dollar rolls.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral

AB GLOBAL RISK ALLOCATION FUND •	99

Notes to Consolidated Financial Statements

received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2015, the Fund had securities on loan with a value of $2,196,228 and had received cash collateral which has been invested into AB Exchange Reserves of $2,325,048. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $12,102 and $1,776 from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)
$ 1,318	$67,463	$66,456	$2,325

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014

Class A
Shares sold	835,149	1,381,218	$13,536,361	$23,580,323

Shares issued in reinvestment of dividends and distributions	1,842,488	295,992	28,521,717	4,753,640

Shares converted from Class B	161,824	333,484	2,621,334	5,587,670

Shares redeemed	(1,599,791)	(4,718,958)	(25,722,511)	(79,619,259)

Net increase (decrease)	1,239,670	(2,708,264)	$18,956,901	$(45,697,626)

100	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014

Class B
Shares sold	19,866	35,982	$297,754	$564,729

Shares issued in reinvestment of dividends and distributions	79,758	19,229	1,135,755	285,939

Shares converted to Class A	(176,193)	(360,868)	(2,621,334)	(5,587,669)

Shares redeemed	(107,029)	(187,079)	(1,603,063)	(2,919,021)

Net decrease	(183,598)	(492,736)	$(2,790,888)	$(7,656,022)

Class C
Shares sold	180,358	139,269	$2,685,510	$2,204,566

Shares issued in reinvestment of dividends and distributions	355,680	58,399	5,082,669	873,068

Shares redeemed	(307,242)	(574,492)	(4,555,711)	(8,984,007)

Net increase (decrease)	228,796	(376,824)	$3,212,468	$(5,906,373)

Advisor Class
Shares sold	470,502	1,438,375	$7,521,088	$25,056,006

Shares issued in reinvestment of dividends and distributions	119,735	20,895	1,864,270	337,027

Shares redeemed	(298,577)	(1,662,513)	(5,006,563)	(28,320,130)

Net increase (decrease)	291,660	(203,243)	$4,378,795	$(2,927,097)

Class R
Shares sold	32,693	86,672	$521,463	$1,431,800

Shares issued in reinvestment of dividends and distributions	29,550	3,634	454,770	58,038

Shares redeemed	(63,745)	(54,487)	(1,002,290)	(926,488)

Net increase (decrease)	(1,502)	35,819	$(26,057)	$563,350

Class K
Shares sold	18,816	37,278	$303,051	$626,165

Shares issued in reinvestment of dividends and distributions	14,016	2,055	216,555	32,909

Shares redeemed	(22,225)	(43,057)	(357,562)	(728,201)

Net increase (decrease)	10,607	(3,724)	$162,044	$(69,127)

AB GLOBAL RISK ALLOCATION FUND •	101

Notes to Consolidated Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014	Six Months Ended May 31, 2015 (unaudited)	Year Ended November 30, 2014

Class I
Shares sold	2,783	500	$45,213	$8,533

Shares issued in reinvestment of dividends and distributions	343	81	5,325	1,310

Shares redeemed	(453)	(2,880)	(7,475)	(46,055)

Net increase (decrease)	2,673	(2,299)	$43,063	$(36,212)

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s NAV when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

102	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Below Investment Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s shares.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

AB GLOBAL RISK ALLOCATION FUND •	103

Notes to Consolidated Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

	2014			2013
Distributions paid from:
Ordinary income	$	– 0	–	$3,226,821
Net long-term capital gains		6,861,820		38,422,334

Total taxable distributions paid		$6,861,820		$41,649,155

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$26,347,094
Undistributed capital gains	9,377,032
Accumulated capital and other losses	(1,308,108	)(a)
Unrealized appreciation/(depreciation)	(3,917,181	)(b)

Total accumulated earnings/(deficit)	$30,498,837

(a)	As of November 30, 2014, the Fund’s cumulative deferred loss on straddles was $1,308,108.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2014, the Fund did not have any capital loss carryforwards.

104	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB GLOBAL RISK ALLOCATION FUND •	105

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2015(a) (unaudited)		Year Ended November 30,
			2014(a)		2013(a)	2012		2011		2010

Net asset value, beginning of period	$ 17.54		$ 16.48		$ 17.72	$ 15.32		$ 14.36		$ 13.43

Income From Investment Operations
Net investment income(b)	.04		.21		.10	.22		.25		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47		1.11		(.02)	2.42		.97		.95
Contributions from Affiliates	– 0	–	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.51		1.32		.09	2.64		1.22		1.20

Less: Dividends and Distributions
Dividends from net investment income	(1.12)		– 0	–	(.15)	(.24)		(.26)		(.27)
Distributions from net realized gain on investment transactions	(.70)		(.26)		(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.82)		(.26)		(1.33)	(.24)		(.26)		(.27)

Net asset value, end of period	$ 16.23		$ 17.54		$ 16.48	$ 17.72		$ 15.32		$ 14.36

Total Return
Total investment return based on net asset value(c)*	3.37%		8.14%		.57%	17.37%		8.57%		9.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$301,403		$304,092		$330,368	$400,685		$380,338		$399,687
Ratio to average net assets of:
Expenses(d)	1.27	%^	1.28%		1.17%	1.09%		1.08%		1.14	%+
Net investment income	.49	%^	1.25%		.58%	1.30%		1.67%		1.83	%+
Portfolio turnover rate**	87%		96%		158%	163%		87%		69%

See footnote summary on page 113.

106	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2015(a) (unaudited)	Year Ended November 30,
2014(a)	2013(a)	2012	2011	2010

Net asset value, beginning of period	$ 16.13	$ 15.29	$ 16.57	$ 14.34	$ 13.46	$ 12.59

Income From Investment Operations
Net investment income (loss)(b)	(.03)	.08	(.03)	.08	.13	.14
Net realized and unrealized gain on investment and foreign currency transactions	.44	1.02	(.00	)(e)	2.27	.90	.90
Contributions from Affiliates	– 0	–	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.41	1.10	(.02)	2.35	1.03	1.04

Less: Dividends and Distributions
Dividends from net investment income	(.97)	– 0	–	(.08)	(.12)	(.15)	(.17)
Distributions from net realized gain on investment transactions	(.70)	(.26)	(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.67)	(.26)	(1.26)	(.12)	(.15)	(.17)

Net asset value, end of period	$ 14.87	$ 16.13	$ 15.29	$ 16.57	$ 14.34	$ 13.46

Total Return
Total investment return based on net asset value(c)*	3.00%	7.32%	(.12)%	16.44%	7.68%	8.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,084	$11,730	$18,652	$35,786	$50,797	$78,888
Ratio to average net assets of:
Expenses(d)	2.03	%^	2.01%	1.89%	1.85%	1.85%	1.90	%+
Net investment income (loss)	(.38	)%^	.54%	(.21)%	.50%	.91%	1.07	%+
Portfolio turnover rate**	87%	96%	158%	163%	87%	69%

See footnote summary on page 113.

AB GLOBAL RISK ALLOCATION FUND •	107

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2015(a) (unaudited)	Year Ended November 30,
2014(a)	2013(a)	2012	2011	2010

Net asset value, beginning of period	$ 16.22	$ 15.37	$ 16.66	$ 14.42	$ 13.54	$ 12.67

Income From Investment Operations
Net investment income (loss)(b)	(.02)	.08	(.02)	.09	.14	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	1.03	(.01)	2.28	.90	.90
Contributions from Affiliates	– 0	–	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.41	1.11	(.02)	2.37	1.04	1.04

Less: Dividends and Distributions
Dividends from net investment income	(1.01)	– 0	–	(.09)	(.13)	(.16)	(.17)
Distributions from net realized gain on investment transactions	(.70)	(.26)	(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.71)	(.26)	(1.27)	(.13)	(.16)	(.17)

Net asset value, end of period	$ 14.92	$ 16.22	$ 15.37	$ 16.66	$ 14.42	$ 13.54

Total Return
Total investment return based on net asset value(c)*	3.01%	7.35%	(.12)%	16.54%	7.71%	8.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,373	$57,567	$60,336	$72,294	$68,095	$75,021
Ratio to average net assets of:
Expenses(d)	2.01	%^	2.00%	1.89%	1.82%	1.80%	1.86	%+
Net investment income (loss)	(.24	)%^	.53%	(.14)%	.58%	.94%	1.10	%+
Portfolio turnover rate**	87%	96%	158%	163%	87%	69%

See footnote summary on page 113.

108	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2015(a) (unaudited)		Year Ended November 30,
			2014(a)		2013(a)	2012		2011		2010

Net asset value, beginning of period	$ 17.67		$ 16.55		$ 17.77	$ 15.36		$ 14.40		$ 13.46

Income From Investment Operations
Net investment income(b)	.06		.21		.14	.27		.30		.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47		1.17		(.02)	2.43		.97		.96
Contributions from Affiliates	– 0	–	– 0	–	.02	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.53		1.38		.14	2.70		1.27		1.25

Less: Dividends and Distributions
Dividends from net investment income	(1.17)		– 0	–	(.18)	(.29)		(.31)		(.31)
Distributions from net realized gain on investment transactions	(.70)		(.26)		(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.87)		(.26)		(1.36)	(.29)		(.31)		(.31)

Net asset value, end of period	$ 16.33		$ 17.67		$ 16.55	$ 17.77		$ 15.36		$ 14.40

Total Return
Total investment return based on net asset value(c)*	3.57%		8.41%		.86%	17.72%		8.85%		9.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,075		$20,893		$22,933	$42,278		$26,360		$32,205
Ratio to average net assets of:
Expenses(d)	1.00	%^	1.00%		.88%	.79%		.79%		.84	%+
Net investment income	.78	%^	1.25%		.85%	1.64%		1.96%		2.12	%+
Portfolio turnover rate**	87%		96%		158%	163%		87%		69%

See footnote summary on page 113.

AB GLOBAL RISK ALLOCATION FUND •	109

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2015(a) (unaudited)		Year Ended November 30,
			2014(a)		2013(a)	2012		2011		2010

Net asset value, beginning of period	$ 17.40		$ 16.40		$ 17.66	$ 15.26		$ 14.31		$ 13.38

Income From Investment Operations
Net investment income(b)	.02		.16		.04	.17		.21		.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46		1.10		(.02)	2.42		.96		.96
Contributions from Affiliates	– 0	–	– 0	–	.02	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.48		1.26		.04	2.59		1.17		1.17

Less: Dividends and Distributions
Dividends from net investment income	(1.07)		– 0	–	(.12)	(.19)		(.22)		(.24)
Distributions from net realized gain on investment transactions	(.70)		(.26)		(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.77)		(.26)		(1.30)	(.19)		(.22)		(.24)

Net asset value, end of period	$ 16.11		$ 17.40		$ 16.40	$ 17.66		$ 15.26		$ 14.31

Total Return
Total investment return based on net asset value(c)*	3.25%		7.75%		.29%	17.08%		8.19%		8.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,163		$4,523		$3,676	$5,704		$5,308		$6,391
Ratio to average net assets of:
Expenses(d)	1.58	%^	1.59%		1.46%	1.38%		1.38%		1.39	%+
Net investment income	.21	%^	.95%		.23%	1.01%		1.38%		1.57	%+
Portfolio turnover rate**	87%		96%		158%	163%		87%		69%

See footnote summary on page 113.

110	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2015(a) (unaudited)		Year Ended November 30,
			2014(a)		2013(a)		2012		2011		2010

Net asset value, beginning of period	$ 17.50		$ 16.45		$ 17.68		$ 15.28		$ 14.34		$ 13.40

Income From Investment Operations
Net investment income(b)	.04		.21		.09		.21		.25		.26
Net realized and unrealized gain on investment and foreign currency transactions	.48		1.10		(.00	)(e)	2.43		.96		.95
Contributions from Affiliates	– 0	–	– 0	–	.01		– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.52		1.31		.10		2.64		1.21		1.21

Less: Dividends and Distributions
Dividends from net investment income	(1.13)		– 0	–	(.15)		(.24)		(.27)		(.27)
Distributions from net realized gain on investment transactions	(.70)		(.26)		(1.18)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.83)		(.26)		(1.33)		(.24)		(.27)		(.27)

Net asset value, end of period	$ 16.19		$ 17.50		$ 16.45		$ 17.68		$ 15.28		$ 14.34

Total Return
Total investment return based on net asset value(c)*	3.39%		8.09%		.64%		17.40%		8.48%		9.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,112		$2,098		$2,033		$2,692		$2,924		$2,820
Ratio to average net assets of:
Expenses(d)	1.27	%^	1.27%		1.16%		1.07%		1.07%		1.09	%+
Net investment income	.49	%^	1.26%		.57%		1.31%		1.68%		1.88	%+
Portfolio turnover rate**	87%		96%		158%		163%		87%		69%

See footnote summary on page 113.

AB GLOBAL RISK ALLOCATION FUND •	111

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2015(a) (unaudited)		Year Ended November 30,
			2014(a)		2013(a)	2012		2011		2010

Net asset value, beginning of period	$ 17.66		$ 16.52		$ 17.72	$ 15.31		$ 14.36		$ 13.42

Income From Investment Operations
Net investment income(b)	.08		.27		.10	.29		.33		.32
Net realized and unrealized gain on investment and foreign currency transactions	.46		1.13		.05 †	2.43		.95		.95
Contributions from Affiliates	– 0	–	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.54		1.40		.16	2.72		1.28		1.27

Less: Dividends and Distributions
Dividends from net investment income	(1.20)		– 0	–	(.18)	(.31)		(.33)		(.33)
Distributions from net realized gain on investment transactions	(.70)		(.26)		(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.90)		(.26)		(1.36)	(.31)		(.33)		(.33)

Net asset value, end of period	$ 16.30		$ 17.66		$ 16.52	$ 17.72		$ 15.31		$ 14.36

Total Return
Total investment return based on net asset value(c)*	3.67%		8.55%		1.02%	17.95%		8.97%		9.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89		$49		$84	$954		$839		$1,389
Ratio to average net assets of:
Expenses(d)	.84	%^	.83%		.71%	.64%		.64%		.66	%+
Net investment income	1.04	%^	1.59%		.98%	1.76%		2.13%		2.30	%+
Portfolio turnover rate**	87%		96%		158%	163%		87%		69%
See footnote summary on page 113.

112	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

(a)	Consolidated (see Note A).

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Six Months Ended May 31, 2015(a) (unaudited)	Year Ended November 30,
		2014(a)	2013(a)	2012	2011	2010

Class A
Expenses	N/A	1.28%	1.17%	1.09%	1.08%	1.14%
Class B
Expenses	N/A	2.01%	1.89%	1.85%	1.85%	1.90%
Class C
Expenses	N/A	2.00%	1.88%	1.82%	1.80%	1.86%
Advisor Class
Expenses	N/A	1.00%^	.87%^	.79%^	.79%^	.84%^
Class R
Expenses	N/A	1.59%	1.46%	1.38%	1.38%	1.39%
Class K
Expenses	N/A	1.27%	1.15%	1.07%	1.07%	1.09%
Class I
Expenses	N/A	.83%	.71%	.64%	.64%	.66%

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended May 31, 2015, November 30, 2014, November 30, 2013, November 30, 2012, November 30, 2011, and November 30, 2010 by 0.08%, 0.06%, 0.04%, 0.07%, 0.03% and 0.20%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Fund accounts for dollar roll transactions as purchases and sales.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	113

Consolidated Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael DePalma(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. DePalma and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

114	• AB GLOBAL RISK ALLOCATION FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (formerly AllianceBernstein Balanced Shares, Inc.) (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 4-7, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB GLOBAL RISK ALLOCATION FUND •	115

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Fund was not profitable to it in 2013. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund in 2014 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter

116	• AB GLOBAL RISK ALLOCATION FUND

(which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World Index (Net) and the Barclays Global Aggregate Bond Index; and with the Fund’s composite benchmark, a 60%/40% blend of the MSCI World Index and the Barclays Global Aggregate Bond Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2015. The directors noted that the Fund was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, 1st out of 3 of the Performance Group and in the 4th quintile of the Performance Universe for the 3-year period, was the only fund in the Performance Group and in the 3rd quintile of the Performance Universe for the 5-year period, and was the only fund in the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Fund outperformed the MSCI World Index in the 1-year period and lagged it in the 3-, 5- and 10-year periods. The Fund outperformed the Barclays Index in all periods. It outperformed its composite benchmark in the 1- and 5-year periods and lagged it in the 3- and 10-year periods. The directors noted that at their July/August 2012 meetings they had approved changes to the Fund’s investment policies and strategy, including new benchmarks, the MSCI World Index and the Barclays Global Aggregate Bond Index, and a blended index consisting of 60% MSCI World Index and 40% Barclays Global Aggregate Bond Index, and a name change to AllianceBernstein Global Risk Allocation Fund from AllianceBernstein Balanced Shares, effective October 2012. As a result, the directors gave less weight to the Fund’s investment performance prior to October 2012. Based on their review, the directors concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee advisory rates paid by other funds in the same Lipper category as the Fund at a common asset level. The

AB GLOBAL RISK ALLOCATION FUND •	117

directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1.2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information provided by the Adviser that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

118	• AB GLOBAL RISK ALLOCATION FUND

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were in excess of the first breakpoint. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

AB GLOBAL RISK ALLOCATION FUND •	119

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Global Risk Allocation Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On October 8, 2012, the Fund changed its name from AB Balanced Shares, Inc. to AB Global Risk Allocation Fund, Inc. The Fund’s eliminated its non-fundamental policies that the Fund’s investments normally consist of about 60% in stocks and 40% in fixed-income securities and that fixed-income securities not normally exceed 60% of the Fund’s investments. The Fund made certain material changes to its investment strategy, including the implementation of the tail risk parity strategy and the adoption of a global rather than a U.S. focus. In addition, the Fund’s portfolio management team and benchmark was changed.

120	• AB GLOBAL RISK ALLOCATION FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.5 Also shown are the Fund’s net assets on March 31, 2015.

Fund	Advisory Fee Schedule	Net Assets 3/31/15 ($MIL)
Global Risk Allocation Fund, Inc.	0.60% on 1st $200 million 0.50% on next $200 million 0.40% on the balance	$395.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $52,226 (0.012% of the Fund’s average daily net assets) for such services.

4	Jones v. Harris at 1527.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Fund is not affected by the settlement because it has lower breakpoints than the applicable NYAG related fee schedules.

AB GLOBAL RISK ALLOCATION FUND •	121

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Global Risk Allocation Fund, Inc.[6]	Advisor Class A Class B Class C Class R Class K Class I	0.98 1.27 2.00 1.98 1.57 1.26 0.82	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

6	The Fund’s current fiscal year exposure to ETFs is 2.20% of the Fund’s average net assets. The Fund’s underlying expense ratio related to the ETF holdings is 0.0086%.

122	• AB GLOBAL RISK ALLOCATION FUND

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets.8

Fund	Net Assets 3/31/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	$395.8	Drawdown Managed All Asset 0.50% on 1st $100 million 0.40% on next $400 million 0.30% on next the balance Minimum account size: $100m	0.425%	0.551%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2015 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	Client #1	0.30% of average daily net assets	0.300%	0.551%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB GLOBAL RISK ALLOCATION FUND •	123

in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

124	• AB GLOBAL RISK ALLOCATION FUND

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Global Risk Allocation Fund, Inc.[13]	0.550	0.920	1/8

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.14

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Risk Allocation Fund, Inc.	1.282	1.455	3/8	1.402	6/14

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

12	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	The Fund’s EG includes the Fund, four other Flexible Portfolio (“FX”) funds, and three Alternative Global Macro (“AGM”) funds.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

AB GLOBAL RISK ALLOCATION FUND •	125

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,763, $1,675,974 and $16,411 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $311,404 in fees from the Fund.

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Fund’s most recently completed fiscal year. The Adviser represented

16	Effective March 1, 2015, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

126	• AB GLOBAL RISK ALLOCATION FUND

that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

AB GLOBAL RISK ALLOCATION FUND •	127

of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2015.

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Risk Allocation Fund, Inc.[22],[23]
1 year	9.68	1.43	4.07	2/5	10/109
3 year	6.49	0.18	7.67	1/3	50/77
5 year	8.82	8.82	8.82	1/1	24/47
10 year	4.58	4.58	6.13	1/1	20/22

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Lipper.

21	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

23	On July 26, 2013, the Fund’s Lipper classification changed from Mixed-Asset Target Allocation Growth Fund (“MTAG”) to Global Flexible Fund (“GX”). On or around August 1, 2014, the Fund’s Lipper classification changed from GX to Flexible Portfolio (“FX”).

128	• AB GLOBAL RISK ALLOCATION FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2015 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Global Risk Allocation Fund, Inc.	9.68	6.49	8.82	4.58	8.88	5.42	1.66	1
MSCI World Index (Net)[27]	7.87	13.26	11.69	6.35	N/A	5.47	0.66	1
Barclays Capital Global Aggregate Index	-2.79	-0.13	2.35	3.59	N/A	N/A	N/A	N/A
60% MSCI World Index / 40% Barclays Capital Global Aggregate Bond Index	3.54	7.83	8.07	5.52	N/A	N/A	N/A	N/A
Inception Date: June 8, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

27	Prior to October 8, 2012, the Fund’s primary benchmark was the Russell 1000 Value Index, while the Fund’s blended benchmark was the 60% Russell 1000 Value / 40% Barclays Capital U.S. Aggregate Index.

AB GLOBAL RISK ALLOCATION FUND •	129

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

130	• AB GLOBAL RISK ALLOCATION FUND

AB Family of Funds

NOTES

AB GLOBAL RISK ALLOCATION FUND •	131

NOTES

132	• AB GLOBAL RISK ALLOCATION FUND

AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRA-0152-0515

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 20, 2015